Execution Version REAL ESTATE PURCHASE AND SALE AGREEMENT BY AND AMONG SC 1 MINING SITE LLC, GREENIDGE GENERATION HOLDINGS INC., GREENIDGE SOUTH CAROLINA LLC, 300 JONES ROAD LLC, and SOLELY FOR PURPOSES OF ARTICLE VII, EACH OF THE SELLER AFFILIATES

i REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA TABLE OF CONTENTS Page ARTICLE I DEFINITIONS; INCORPORATION BY REFERENCE OF RECITALS ...................................... 2 ARTICLE II PURCHASE AND SALE OF THE PROPERTY; PURCHASE PRICE ......................................... 2 2.1 PURCHASE AND SALE OF THE PROPERTY ................................................................................................. 2 2.2 PURCHASE PRICE; ALLOCATION OF PURCHASE PRICE. .......................................................................... 2 ARTICLE III DILIGENCE........................................................................................................................................ 2 3.1 DUE DILIGENCE MATERIALS .................................................................................................................... 2 ARTICLE IV TITLE AND CLOSING CONDITIONS ........................................................................................... 3 4.1 TITLE .......................................................................................................................................................... 3 4.2 CLOSING CONDITIONS ............................................................................................................................... 3 4.3 MANDATORY REMOVAL ............................................................................................................................ 3 ARTICLE V CLOSING .............................................................................................................................................. 3 5.1 CLOSING ..................................................................................................................................................... 3 5.2 SELLERS’ CLOSING DELIVERIES IN RESPECT OF THE PROPERTY ........................................................... 4 5.3 PURCHASER’S CLOSING DELIVERIES IN RESPECT OF THE PROPERTY .................................................... 5 5.4 SETTLEMENT STATEMENT ........................................................................................................................ 5 5.5 PRORATIONS AND ADJUSTMENTS ............................................................................................................. 5 5.6 POST-CLOSING ADJUSTMENTS. ................................................................................................................ 7 5.7 CLOSING COSTS ......................................................................................................................................... 7 ARTICLE VI REPRESENTATIONS AND WARRANTIES OF SELLERS AND PURCHASER ..................... 8 6.1 SELLERS’ REPRESENTATIONS ................................................................................................................... 8 6.2 INTENTIONALLY DELETED ...................................................................................................................... 12 6.3 AS IS. ....................................................................................................................................................... 12 6.4 SURVIVAL ................................................................................................................................................. 12 ARTICLE VII INDEMNIFICATION AND SURVIVAL PROVISIONS ............................................................ 13 7.1 INDEMNIFICATION. .................................................................................................................................. 13 ARTICLE VIII MISCELLANEOUS ....................................................................................................................... 13 8.1 NOTICES. .................................................................................................................................................. 13 8.2 BINDING EFFECT. .................................................................................................................................... 14 8.3 ENTIRE AGREEMENT. .............................................................................................................................. 14 8.4 SEVERABILITY. ........................................................................................................................................ 14 8.5 STRICT CONSTRUCTION; NO INFERENCE FROM DRAFTING. ................................................................. 14 8.6 AMENDMENTS AND WAIVER. .................................................................................................................. 14 8.7 ASSIGNMENT. ........................................................................................................................................... 14 8.8 THIRD PARTY BENEFICIARY RIGHTS. .................................................................................................... 15 8.9 PREVAILING PARTY EXPENSES. .............................................................................................................. 15 8.10 INTERPRETATION ..................................................................................................................................... 15 8.11 INTENTIONALLY DELETED. ..................................................................................................................... 16 8.12 GOVERNING LAW; WAIVER OF JURY TRIAL. ......................................................................................... 16 8.13 COUNTERPARTS. ...................................................................................................................................... 16 8.14 ELECTRONIC SIGNATURES. ..................................................................................................................... 16 8.15 COMPUTATION OF PERIODS. ................................................................................................................... 17

ii REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA ANNEXES AND EXHIBITS EXHIBITS: Exhibit A-1 Legal Description of the Subject Land Exhibit A-2 Legal Description of the Seller Retained Land Exhibit A-3 Legal Description of the Total Land Exhibit B Form of Bill of Sale Exhibit C Form of General Assignment and Assumption Agreement Exhibit D Form of Certification of Non-Foreign Status Exhibit E-1 Form of Owner’s Title Affidavit Exhibit E-2 Form of Affidavit Regarding Brokerage Services Exhibit F Form of Deed Exhibit G Form of Owner’s Title Proforma Exhibit H Form of Reciprocal Easement Agreement Exhibit I Settlement Statement Exhibit J Form of Mortgage Release ANNEXES: Annex I Defined Terms Annex II Master Construction Plan and Schedule Annex III Subdivision Plat and ALTA Survey Annex IV Completion

REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA REAL ESTATE PURCHASE AND SALE AGREEMENT THIS REAL ESTATE PURCHASE AND SALE AGREEMENT (this “Agreement”) is entered into and effective as of the 9th day of November 2023 (the “Closing Date”), by and among (i) SC 1 Mining Site LLC, a Delaware limited liability company (“Purchaser”), (ii) Greenidge Generation Holdings Inc., a Delaware corporation (“Holdings”), (iii) Greenidge South Carolina LLC, a Delaware limited liability company and wholly-owned direct Subsidiary of Holdings (“Property Seller Parent”), (iv) 300 Jones Road LLC, a Delaware limited liability company and wholly-owned indirect Subsidiary of Property Seller Parent (“Property Seller” and together with Holdings and Property Seller Parent, the “Sellers” and each of them, a “Seller”), and (v) solely for purposes of Article VII, each of the wholly-owned direct and indirect Subsidiaries of Holdings listed on Annex I of the APA (as hereafter defined) (collectively, the “Seller Affiliates,” and together with Sellers, the “Seller Parties” and each of them, a “Seller Party”). Purchaser, on the one hand, and Sellers, on the other hand, are sometimes referred to herein individually as a “Party” and together as the “Parties”. RECITALS A. WHEREAS, Property Seller is the beneficial and record owner of the Total Property. B. WHEREAS, Holdings owes a debt to NYDIG which is currently outstanding and guaranteed by Property Seller and secured by the Mortgage Instrument encumbering the Total Property. C. WHEREAS, Property Seller desires to sell, and Purchaser (as designee of NYDIG pursuant to the APA) desires to purchase, the Property at the Closing, all on the terms and subject to the conditions set forth herein and in the APA. D. WHEREAS, concurrently herewith, Purchaser and NYDIG, on the one hand, and Sellers, on the other hand, have entered into that certain Asset Purchase Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance therewith, the “APA”), pursuant to which Holdings and Property Seller Parent, as Specified Asset Sellers, have agreed to sell, and Purchaser (as designee of NYDIG) has agreed to purchase, the Specified Assets at the Closing, all on the terms and subject to the conditions set forth in the APA. E. WHEREAS, the Property, collectively with the Specified Assets, comprise the Purchased Assets, and, for the avoidance of doubt, the Transactions include both the Purchase and Sale of the Property hereunder and the Purchase and Sale of the Specified Assets under the APA. It is the intention of the Parties that the Closing of each such Transaction be subject to, conditioned upon, and occur simultaneously with, the Closing of the other. F. WHEREAS, on October 25, 2023. (the “NYDIG Site Visit Date”) the NYDIG Parties and/or their Representatives conducted a site visit of the Real Property and had an opportunity to physically inspect the Purchased Assets;

2 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA G. WHEREAS, the Seller Affiliates desire to agree to certain indemnification obligations as set forth in Article VII hereof. AGREEMENT NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties hereby agree as follows: ARTICLE I DEFINITIONS; INCORPORATION BY REFERENCE OF RECITALS All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in Annex I hereto. The recitals set forth above, and the recitals set forth in the APA, are hereby incorporated by reference into this Agreement as though fully set forth in this Article I. The provisions of this Article I shall survive the Closing. ARTICLE II PURCHASE AND SALE OF THE PROPERTY; PURCHASE PRICE 2.1 Purchase and Sale of the Property. On the terms and subject to the conditions set forth in this Agreement and the APA, at the Closing, concurrently with the Purchase and Sale of the Specified Assets under the APA, Property Seller shall sell, assign, transfer, convey and deliver, and Purchaser (as designee of NYDIG) shall purchase, receive and acquire from Property Seller, the Property, free and clear of all Liens other than, in the case of the Real Property, the Permitted Exceptions and, in the case of the Tangible Personal Property and Intangibles, Permitted Liens, which Property shall exclude, for the avoidance of doubt, any Excluded Liabilities. 2.2 Purchase Price; Allocation of Purchase Price. 2.2.1 The Parties hereby agree that, in addition to the assumption by Purchaser of the Assumed Liabilities, Sellers’ retention of the Excluded Liabilities and the other covenants and agreements exchanged by the Parties, in each case, as set forth herein and in the other Transaction Documents, the aggregate consideration paid for all Purchased Assets is as set forth in Section 3.1 (Purchase Price) of the APA. 2.2.2 Section 3.3 (Tax Treatment; Allocation of Purchase Price) of the APA is incorporated by reference herein as if fully set forth in this Agreement. The provisions of this Section 2.2.2 shall survive the Closing. ARTICLE III DILIGENCE 3.1 Due Diligence Materials. By not later than two (2) days prior to the Closing Date, Sellers shall have made available to Purchaser and to Purchaser’s Representatives a data site (the “Data Site”) into which Property Seller has uploaded or cause to be uploaded the following items (which Data Site has continued to be maintained by Sellers until the Closing Date): (i) a copy of each Property Contract; (ii) copies of all tax bills in the possession or under the control of any

3 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA Seller Party with respect to the Total Property for any tax year overlapping with Property Seller’s ownership of the Total Property; (iii) copies of any notices of assessments affecting the Total Property and notices of any new tax bills or assessments received increasing the Total Property taxes or assessments, whether special or general, and whether by city, county, state, or other authority, over those in effect as of the Closing Date; (iv) a capital expenditures schedule for the Facility for the current calendar year and the immediately preceding calendar year; (v) a current accounts receivables/agings report for the Facility; and (vi) copies of environmental reports, land surveys, zoning reports, property condition assessment reports, and similar reports and studies relating to the Total Property in the possession or control of Sellers or any other Seller Party. ARTICLE IV TITLE AND CLOSING CONDITIONS 4.1 Title. Prior to the Closing Date, the Title Company delivered to Purchaser a title commitment dated October 18, 2023, and last amended November 7, 2023, as Commitment No.: 23000500115 (the “Title Commitment”) for the Real Property, issued by the Title Company. As a condition to Purchaser’s obligation to consummate the Closing, Title Company shall issue to Purchaser an ALTA Extended Coverage Owner’s Policy (the “Title Policy”) in the form attached hereto as Exhibit G (the “Owner’s Title Proforma”), insuring that title to the Real Property is vested in Purchaser, subject to no exceptions other than the Permitted Exceptions. 4.2 Closing Conditions. At or prior to the Closing, Sellers shall (i) fulfill the requirements on the part of Property Seller with respect to items 2, 3, 4, 5(a), 5(c), 6, 8, 9, 11, 12, 13, 14, 16, 18, 19, and 21 set forth on Schedule B Part 1 of the Title Commitment, (ii) pay in full (or cause to be paid in full) all of Sellers’ costs set forth on the Settlement Statement and any deeds of trust, mortgages and other monetary liens recorded against the Property (other than the Mortgage Instrument, which shall be released at Closing by NYDIG), (iii) cause the Property to no longer be subject to the FILOT; (iv) cancel any pledge of the Property as security for performance by any Seller Party under the FILOT, and (v) cause the Title Company to become irrevocably committed to issue the Title Policy in accordance with the requirements set forth in Section 4.1. 4.3 Mandatory Removal. Property Seller shall be obligated to Remove, or cause to be Removed, at or prior to Closing, any New Exceptions (and any failure or omission by Purchaser to notify Property Seller of any such New Exceptions (whether prior to or after the Closing Date) shall not limit, reduce or otherwise qualify Sellers’ obligations hereunder to Remove, or cause to be Removed, New Exceptions as set forth in this Section 4.3). ARTICLE V CLOSING 5.1 Closing. Closing shall occur in accordance with Section 4.1 (Closing) of the APA; provided that for purposes of Closing of the Purchase and Sale of the Property hereunder, Closing shall occur through an escrow with the Title Company, whereby Sellers, Purchaser and their respective attorneys need not be physically present at the Closing and may deliver documents by courier, electronically or by other means. Property Seller shall report the sale of the Property pursuant to this Agreement on a timely filed South Carolina income tax return and provide written

4 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA evidence of such filing to Purchaser. 5.2 Sellers’ Closing Deliveries in Respect of the Property. Prior to or at the Closing, Sellers shall deliver (or cause to be delivered) to Purchaser (and to the Title Company, as applicable) each of the following: 5.2.1 a Deed executed by Property Seller, with Purchaser, as grantee; 5.2.2 a bill of sale, in substantially the same form as the form attached hereto as Exhibit B, executed by Seller for the benefit of Purchaser (the “Bill of Sale”); 5.2.3 a general assignment and assumption agreement, in substantially the same form as the form attached hereto as Exhibit C, executed by Seller, with Purchaser, as the counterparty (the “General Assignment and Assumption Agreement”); 5.2.4 the Settlement Statement, duly executed by Property Seller; 5.2.5 a certification of non-foreign status, in substantially the same form as the form attached hereto as Exhibit D, executed by the entity deemed to be the transferor for U.S. tax purposes; 5.2.6 the owner’s title affidavit, in substantially the same form attached hereto as Exhibit E-1, and the affidavit regarding brokerage services attached hereto as Exhibit E-2, each executed by Property Seller; 5.2.7 evidence satisfactory to Purchaser that the Title Company is irrevocably committed to issue the Title Policy in the form of the Owner’s Title Proforma; 5.2.8 any applicable Transfer Forms, duly executed by Property Seller; 5.2.9 all Project Records, subject to Section 6.1.10.4; 5.2.10 such corporate resolutions, certificates of good standing and such other Organizational Documents of Sellers (or their respective Affiliates) as the Title Company may reasonably require and have requested prior to Closing to evidence Property Seller’s authority to consummate the Transactions (except that only the Title Company shall be entitled to receive such other Organizational Documents, unless delivery of the same by Sellers is otherwise required pursuant to the terms of the APA); 5.2.11 possession of the Real Property free of any occupants, subject to Sellers’ (or their respective Affiliates’) occupancy in accordance with the TSA; 5.2.12 a termination of the FILOT with respect to the Property; and 5.2.13 all documents and certificates required to be delivered by or on behalf of Sellers pursuant to Annex IV attached hereto, including, without limitation, any affidavits and indemnities as may be required by the Title Company in connection with the Construction to issue the Title Policy in accordance with the requirements set forth in Section 4.1.

5 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA 5.3 Purchaser’s Closing Deliveries in Respect of the Property. Prior to or at the Closing, Purchaser shall deliver (or cause to be delivered) to Property Seller (and to the Title Company, as applicable) each of the following: 5.3.1 Purchaser’s counterpart signature to the General Assignment and Assumption Agreement; 5.3.2 the Settlement Statement, duly executed by Purchaser; 5.3.3 any applicable Transfer Forms, duly executed by Purchaser; 5.3.4 a mortgage satisfaction in substantially the same form and substance as Exhibit J attached hereto; and 5.3.5 such corporate resolutions, certificates of good standing and such other Organizational Documents of Purchaser (or its Affiliates) as the Title Company may reasonably require and have requested prior to Closing to evidence Purchaser’s authority to consummate the Transactions (except that only the Title Company shall be entitled to receive such other Organizational Documents). 5.4 Settlement Statement. Subject to any prorations and adjustments required by this Agreement, the APA and the TSA, attached hereto as Exhibit I is the settlement statement (the “Settlement Statement”). 5.5 Prorations and Adjustments. 5.5.1 The following items shall be prorated as follows (all other items shall be prorated in accordance with industry or local custom): 5.5.1.1 Taxes. Other than Transfer Taxes (which shall be governed by Section 7.3 (Transfer Taxes) of the APA), all Taxes (as such term is defined in the APA) applicable to the Real Property that are attributable to a period that ends prior to the Closing Date, including any amounts owing under the FILOT, shall be the sole responsibility of the Property Seller, that are attributable to a period that begins after the Closing Date shall be the sole responsibility of Purchaser, and that are attributable to a period that includes but does not end on the Closing Date shall be paid proportionately by Property Seller and Purchaser after being prorated on an accrual basis based on the number of days of such taxable period included in the period ending with and including the Closing Date (with respect to any such taxable period, the “Pre-Closing Tax Period”), and the number of days of such taxable period beginning after the Closing Date (with respect to any such taxable period, the “Post-Closing Tax Period”), with (i) the Property Seller paying all such Taxes accruing for the Pre-Closing Tax Period, (ii) the Property Seller paying any and all delinquent Taxes, and (iii) Purchaser paying all Taxes accruing for the Post-Closing Tax Period. If such Taxes for the year of Closing are not known or cannot be reasonably estimated, then they shall be prorated on an estimated basis based on Taxes for the year prior to Closing; with readjustments to be made from time to time promptly after (x) the actual assessed valuation and the actual rate of tax are determined for the Real Property and the Seller Retained Property by the applicable Governmental Authorities, and (y) such additional information as is made available by the applicable Governmental Authorities necessary to determine any portion of such Taxes that

6 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA are attributable solely to the Seller Retained Property. Notwithstanding the foregoing or any other provision of this Agreement or the APA, Property Seller shall (x) timely pay all Taxes on the Total Property the non-payment or late payment of which could result in a lien on the Predivision Property or the Real Property, and (y) be liable for and shall reimburse Purchaser for any property, ad valorem or similar tax assessed in the year of Closing or any future year based on the Property Seller or a predecessor in title having the Predivision Property or Real Property appraised in the year of Closing or any prior year by a special or preferred method, subject to a special or preferred classification, or entitled to an exemption or exclusion or other entitlement that allows for appraisal of the Predivision Property or Real Property at less than its market value or use of a special rate or other mechanism, regardless of whether such assessment is based on any change of use of the Predivision Property or the Real Property before or after Closing. Property Seller shall promptly notify Purchaser after receipt of any written notice from any applicable taxing authority of any pending or threatened tax audits, assessments, or other actions related to any Taxes for which Property Seller is reasonably anticipated to be liable. Property Seller shall reasonably cooperate with Purchaser with respect to the conduct of any such audit, assessment, or other action, which shall be under the control of Purchaser. Notwithstanding the foregoing or anything herein to the contrary, Sellers shall pay all Taxes in respect of the portion of the Total Property that constitutes the Seller Retained Property, whether such Taxes accrue prior to, on or after the Closing Date, it being acknowledged and agreed, that this obligation shall survive the Closing. 5.5.1.2 Utilities. Any utility services that are payable in respect of the Real Property (including, without limitation, power/electricity, water, sewer, telecommunications, drainage and gas) shall be prorated as of the Closing Time between Property Seller, on the one hand, and Purchaser, on the other hand. All utility service providers shall be instructed by Property Seller to read meters or otherwise determine the charges owing as of the Closing Time for utilization of utilities prior thereto, which charges shall be the responsibility of and paid by Property Seller. Charges accruing with respect to utilization of utilities from and after the Closing Time shall be the responsibility of and paid by Purchaser. If the amount of the charges owing as of the Closing Time cannot be reasonably determined, the apportionment shall be based at Closing upon the amount of such charges for the immediately preceding billing period but shall be readjusted when the amount of such charges is finally determined on an equal per diem basis (after deducting any utility charges that would be attributable to the Seller Retained Land, which amount shall be paid by Property Seller, whether such utility charges accrue prior to, on or after the Closing Time). Property Seller agrees to execute, in advance of Closing, any releases or other instruments as reasonably requested and required by each utility service provider to release such information to Purchaser with respect to the utilities servicing the Total Property. Property Seller and Purchaser shall cooperate in good faith to notify all utility service providers of the Closing and request that such providers bill Property Seller for all costs incurred up to (but not including) the Closing Time and bill Purchaser for all costs incurred on and after the Closing Time; provided, however, that notwithstanding anything in this Section 5.5.1.2 to the contrary, (i) Sellers shall pay all amounts owing in respect of utility services provided to the portion of the Total Property that constitutes the Seller Retained Property, whether such amounts accrue prior to, on or after the Closing Time and (ii) utility services subject to a Purchased Contract shall be governed by the terms of the APA to the extent of any discrepancy with this Agreement. 5.5.1.3 Operating Expenses. Any operating expenses that are payable by the Property Seller in respect of the Real Property shall be prorated as of the Closing Time; and

7 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA if any such operating expenses were incurred prior to the Closing Time but are to be paid after the Closing Time, Property Seller shall be responsible for paying such amount. Notwithstanding the foregoing or anything herein to the contrary, any operating expenses that are payable by the Property Seller in respect of the Seller Retained Property shall be paid by Property Seller, whether such expenses accrue prior to, on or after the Closing Time. 5.5.1.4 Contractual Obligations. Property Seller shall provide a credit to Purchaser for any and all outstanding monetary obligations under the Property Contracts as of Closing in accordance with the TSA or the APA, as the case may be. 5.5.2 The provisions of this Section 5.5 shall survive the Closing. 5.6 Post-Closing Adjustments. If any of the prorations and adjustments set forth in the Settlement Statement shall prove to be incorrect or incomplete for any reason, then either Party shall be entitled to an adjustment to correct the same; provided that such Party shall request such adjustment by written notice (together with reasonable evidence of such incorrectness or incompleteness) to the other Party within one hundred eighty (180) days after the Closing Date (other than the re-proration of Taxes which shall be performed in accordance with Section 5.5.1.1 above). If the Parties have not agreed with respect to any adjustment requested in writing by either Party to be made pursuant to Section 5.5.1.1 or this Section 5.6 within thirty (30) days after delivery of such written request, then upon application by either Party and without in any way limiting any Party’s other rights or remedies hereunder, at law or in equity, a certified public accountant reasonably acceptable to each of Property Seller and Purchaser shall determine any such adjustment which has not theretofore been agreed to between the Parties. The charges of such accountant shall be borne by the Party that does not prevail in such dispute. All adjustments to be made as a result of the final adjustments (whether based on the mutual agreement of the Parties or based on the determination of a certified public accountant) shall be paid to the Party entitled to such adjustment within thirty (30) days after the final determination thereof. Any corrected adjustment or proration shall be paid in cash to the Party entitled thereto. The provisions of this Section 5.6 shall survive the Closing. 5.7 Closing Costs 5.7.1 Sellers’ Costs. Property Seller shall be responsible for payment of the following costs and expenses of the Transactions: (i) all fees, costs, and expenses to Remove any title matters or exceptions which are not Permitted Exceptions; (ii) the Title Company’s escrow fees; (iii) Transfer Taxes to the extent specified in Section 7.3 (Transfer Taxes) of the APA; (iv) the cost of the Title Policy; (v) any recording costs incurred in connection with effectuating the Transactions, including, without limitation, the costs to record the Deed and the mortgage satisfaction pursuant to Section 5.3.4; (vi) the cost of all fees and expenses of Sellers’ outside Representatives; and (vii) all other closing costs in connection with the sale of similar properties located in the jurisdictions in which the Real Property is located. 5.7.2 Purchaser’s Costs. Purchaser shall be responsible for the cost of all fees and expenses of Purchaser’s outside Representatives. 5.7.3 The terms and provisions of this Section 5.7 shall survive the Closing.

8 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA ARTICLE VI REPRESENTATIONS AND WARRANTIES OF SELLERS AND PURCHASER 6.1 Sellers’ Representations. Sellers hereby make, as of the Closing Date, the following representations and warranties to Purchaser: 6.1.1 Condemnation. No pending or, to Sellers’ Knowledge, threatened condemnation or eminent domain proceedings exist with respect to the Predivision Property or the Real Property or any part thereof. 6.1.2 Taxes. All Taxes levied against the Predivision Property and the Real Property and allocable to the period of Property Seller’s ownership prior to Closing have been paid by Property Seller, or such Taxes are of the type that are not yet determinable and will be prorated between the Parties as contemplated in Section 5.5.1.1 above. No Sellers have, and, to Sellers’ Knowledge, no other Seller Party has, received notice of any existing or proposed special assessments or similar taxes, charges or assessments against the Predivision Property or the Real Property, including in respect of any Improvements thereon. The ownership, development, operation, or maintenance of the Predivision Property and the Real Property during Property Seller’s period of ownership has not resulted in the loss of any tax exemptions applicable to the Predivision Property or the Real Property. Sellers have previously delivered all necessary information to the applicable Governmental Authorities and taken all necessary action in order for the proper and timely assessment of the Predivision Property and the Real Property. 6.1.3 Tangible Personal Property, Fixtures and Pods. Property Seller has good and valid title to all Tangible Personal Property, Fixtures and Pods, free and clear of all liens, claims, and encumbrances, other than Permitted Liens in respect of Tangible Personal Property and Permitted Exceptions in respect of Fixtures and Pods. Since the NYDIG Site Visit Date, no Seller Party or any Representative thereof has removed or permitted to be removed any Fixtures or any item of Tangible Personal Property from the Real Property. As of the Closing Date, each Fixture, Pod and item of Tangible Personal Property is located at, on or about the Real Property. No Person other than Property Seller has the right to use any Fixture, Pod or any of the Tangible Personal Property. 6.1.4 Predivision Property & Real Property. 6.1.4.1 Except for the Permitted Exceptions and the Purchased Contracts, (i) no Seller Party is a party to any Property Contract that will survive Closing and be binding upon the Predivision Property, the Real Property or Purchaser, and (ii) there are no Contracts granting any Person any right of possession, use, occupancy or enjoyment of any of the Real Property that will survive Closing and be binding upon the Predivision Property, the Real Property or Purchaser; and each Seller hereby acknowledges and agrees that any such Contract entered into prior to the Subdivision Date shall constitute a “Contract” for the purposes of this Section if it grants any Person any right of possession, use, occupancy or enjoyment of the Total Property or any portion thereof that would constitute the Real Property on or after the Subdivision Date.

9 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA 6.1.4.2 Property Seller has not, and to Sellers’ Knowledge, no other Seller Party has, granted any rights of first refusal, rights of first offer, rights of reverter, purchase options or other similar rights or options relating to the fee or ground lease interests in the Predivision Property or the Real Property. 6.1.4.3 There exists no default by Property Seller or, to Sellers’ Knowledge, any other party under any recorded declaration, covenants, conditions, easements or restrictions affecting the Predivision Property or the Real Property. 6.1.4.4 No labor has been performed or material furnished for the Predivision Property or the Real Property for or on behalf of any Seller Party, for which it has not heretofore fully paid, or for which any mechanics’ or materialmen’s lien or any other lien, can be lawfully or otherwise validly claimed by any Person, other than Permitted Exceptions. 6.1.4.5 To Sellers’ Knowledge, there exists no violation of Environmental Laws related to the Predivision Property or the Real Property or presence of Hazardous Materials on, under or about the Predivision Property or the Real Property for which investigation, remediation, removal, cleanup or monitoring is required by Environmental Law. No Seller Party has received any notice from any Person inquiring about, seeking to investigate, or claiming the existence of, any Hazardous Materials on, under or about the Predivision Property or the Real Property. To Sellers’ Knowledge, no Person has conducted, or is conducting, drilling, excavation, or extraction regarding oil, gas or other minerals on, under or about the Predivision Property or the Real Property, and no Person has the right to do any of the foregoing. 6.1.4.6 The Property is in compliance in all material respects with all Applicable Laws (including zoning and use laws), and Property Seller has all Permits that are required for the ownership, occupancy, operation and/or use of the Property and for the Construction of the Project. 6.1.5 Employees. Property Seller does not have any employees. 6.1.6 Insurance. No written notice has been received by Property Seller or any other Seller Party, by any insurance company that has issued an Insurance Policy with respect to any portion of the Predivision Property or the Property (each, an “Issuing Insurer”) or by any board of fire underwriters (or other body exercising similar functions), claiming any defects or deficiencies or requiring the performance of any repairs, replacements, alterations or other work with respect to all or any portion of the Predivision Property or the Property. No written notice has been received by Property Seller, or any other Seller Party, by any Issuing Insurer that any Insurance Policies issued with respect to the Predivision Property or the Property will not be renewed, or will be renewed only at a higher premium rate than is presently payable therefor. 6.1.7 Subdivision; Zoning; Utilities; Access. 6.1.7.1 Prior to Closing, Sellers have subdivided the Total Land into separate platted lots and tax parcels, one of which is comprised of the Subject Land and the remainder of which are comprised of the Seller Retained Land (such process, the “Subdivision”), in accordance with all Applicable Laws and by the recording of the subdivision plat in the Official Records on September 26, 2023 (such date, the “Subdivision Date”), and amended by the

10 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA recording of the corrected subdivision plat in the Official Records on November 8, 2023 (the “Subdivision Plat”), a recorded copy of which has been delivered to Purchaser. The Subdivision Plat, together with the ALTA/NSPS Land Title Survey prepared by Steven G. Branyon PLS No. 22741, of Branyon Land Surveying, LLC, dated November 8, 2023, and designated Project No. 21159 (the “ALTA Survey”), is attached hereto as Annex III. 6.1.7.2 The Real Property, considered with the benefits conferred to any fee owner thereof pursuant to the Reciprocal Easement Agreement (which is to be recorded upon the Closing) but otherwise on a stand-alone basis without the inclusion of the Seller Retained Property, any other real property, or any easements, rights-of-way, or other agreements which are not of record: (A) does not rely on any drainage, sewer, access, structural or other facilities located on any property not included in the legal description of the Subject Land (i) to fulfill any zoning, building code or other municipal or governmental requirement, (ii) for structural support, or (iii) to furnish the Subject Land, Improvements and Pods with any essential building systems or utilities; (B) has vehicular and pedestrian ingress and egress to roads necessary for the full utilization of the Improvements and Pods for their intended purposes dedicated to public use and accepted by the appropriate Governmental Authority; (C) is directly connected to and being served by the municipal sewer system and there are no private septic tanks, on, at, under or about the Property; and (D) has access to utilities, including, but not limited to, power/electricity, telecommunications, gas, drainage, sewer, and water facilities, along with all other facilities necessary, appropriate, or advisable for owning and operating the Real Property in accordance with all applicable zoning and other laws, rules, and regulations, and to no lesser standards than the manner in which the Business at the Property is contemplated to operate pursuant to the TSA (the foregoing, collectively, the “Required Condition”). 6.1.7.3 There are no unpaid assessments (governmental or otherwise) for sewers, water, paving, electrical power or otherwise affecting the Predivision Property or the Real Property (matured or unmatured), including, without limitation, in connection with any of the covenants, conditions, restrictions, rights-of-way or easements affecting the Predivision Property, the Real Property or any portion thereof and, to the Sellers’ Knowledge, no such assessments are threatened. 6.1.8 Defects; Use of Property. Except for the items listed on Schedule 1.2(a) attached to the TSA (which shall be completed pursuant to the TSA), there are no (i) structural defects in any of the Pods, buildings or other Improvements located on the Land, (ii) unsatisfied written requests for repairs, restorations or alterations with regard to the Predivision Property or the Property from any Person, including, for the avoidance of doubt, any lender, Issuing Insurer or Governmental Authority, or (iii) facts or conditions affecting any of the Pods or Improvements that would, individually or in the aggregate, interfere in any material respect with the Business or the use or occupancy of the Pods, the Improvements or any portion thereof in connection therewith. 6.1.9 Deemed Resident. Property Seller is deemed to be a resident of South Carolina as determined based on the South Carolina Code of Laws, Section 12-8-580 and the South Carolina, Department of Revenue, SC Revenue Ruling #09-13. 6.1.10 Construction of Project.

11 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA 6.1.10.1 The Construction of the Project has been Completed in a good, workmanlike manner in accordance with this Agreement, the Master Construction Plan and Schedule and all Applicable Laws (including Environmental Laws), free and clear of defects in design, workmanship and materials, and without Material Change except for any that has been expressly approved by Purchaser in writing (the foregoing, collectively the “Construction Standard”). Seller has corrected (or caused the Contractors to correct) (i) all defects in the Project or any material departure from the Master Construction Plan and Schedule not previously approved by Purchaser; and (ii) any and all deficiencies in the Project identified by any other third party inspection or testing firms. 6.1.10.2 Each Contractor supplying materials or services or otherwise performing work for the Project has been paid in full for the improvements, materials, services, and other work. 6.1.10.3 No Seller has received any written notice alleging that the design or Construction of the Project is in violation of any Applicable Laws or Environmental Laws, and, to Sellers’ Knowledge, there is no potential noncompliance of the Project’s design or Construction with any Applicable Laws or Environmental Laws. 6.1.10.4 On or prior to the Closing Date, Sellers delivered to Purchaser all appropriate books, records and other documents related to the Project, including, without limitation, copies of the Master Construction Plan and Schedule and amendments, changes, substitutions, Change Orders, modifications or revisions thereto, drawings, shop drawings, product samples and data, any Project Agreement and all amendments and Change Orders thereof and all material reports delivered thereunder, any Neighbor Agreement and all other documents concerning the Project, including pay applications, draw requests, lien releases, submittals, meeting minutes, change order requests, additional service requests, notices of claims, inspection reports, test results, deficiency reports, correspondence with any Governmental Authority with respect to the Project, and other material Project-related communications; but excluding, for the avoidance of doubt, (a) communications between Property Seller and its attorneys, but only to the extent that the same remain subject to attorney-client privilege or is unmaterial, or (b) documents prepared by Property Seller’s attorneys, but only to the extent that the same constitute attorney work product, in each of the foregoing exclusions, as of the date in question (the foregoing, subject to the immediately preceding express exclusions, collectively, the “Project Records”), if such Project Record was in the possession or under the control of a Seller Party at any time prior to the Closing Date; provided that, (A) Seller’s failure to deliver a Project Record to Purchaser prior to the Closing Date, shall not, by itself, constitute a breach or inaccuracy of this Section 6.1.10.4 or Section 5.2.9 if, (i) prior to the Closing Date, Sellers shall have taken diligent measures to collect and deliver all Project Records, (ii) such failure was unintentional and inadvertent, (iii) Sellers shall have delivered or caused to be delivered such Project Record to Purchaser within five (5) Business Days after the earlier of: (x) the date that any Seller Party first discovers such Project Record, and (y) receipt of written request (containing a reasonable identification of such Project Record) by Purchaser for delivery of such Project Record, and (iv) such failure, when considered in the aggregate of all other failures to timely disclose Project Records, does not, and could not reasonably be expected to, have a Material Adverse Effect, and (B) notwithstanding the foregoing or anything herein to the contrary, if any item that (i) does not constitute a Project Record as of the Closing Date becomes a Project Record after the Closing Date (such conversion date, the “Project Record Conversion Date”), or

12 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA (ii) is a Project Record not in the possession or under the control of any Seller or any Affiliate thereof as of the Closing Date that comes under such possession or control on or after the Closing Date (such possession or control date, the “Project Record Control Date”), then Seller’s failure to deliver such Project Record to Purchaser within five (5) Business Days after the Project Record Conversion Date or Project Record Control Date, as applicable, shall constitute a breach and inaccuracy of this Section 6.1.10.4 or Section 5.2.9; provided, further, that the absence or omission of any Project Record in accordance with the foregoing provisions, shall not, by itself, serve to limit or qualify any other representation or warranty set forth in any of the Transaction Documents. 6.1.10.5 As of the Closing Date, there are no Contracts that constitute Project Agreements. All Neighbor Agreements run with the Subject Land or expressly allow the assignment to Purchaser of the respective agreement, with full benefit of any indemnities, warranties, guaranties, insurance and professional standards of care established by such Neighbor Agreements without Purchaser being obligated to pay any amounts or assume any of the contractual obligations of Sellers under the Neighbor Agreements. 6.2 Intentionally Deleted. 6.3 AS IS. Except for Sellers’ Representations and subject to the covenants, agreements and obligations of any Seller Party under any Transaction Document, Property Seller hereby specifically disclaims any warranty, guaranty or representation, oral or written, past, present or future, of, as to, or concerning: (a) the physical condition of the Property, including the air, water, soil and geology or any other matter affecting the stability or integrity of the Land, and the suitability thereof and of the Property for any and all activities and uses which Purchaser may elect to conduct thereon, and the existence of any Hazardous Materials thereon, (b) the compliance of the Property with any law, rule, regulation or ordinance to which the Property is or may be subject, including, without limitation, any Environmental Laws, (c) the condition of title to the Property, (d) the profitability or losses or expenses relating to the Project, and (e) the value of the Property. Prior to the Closing Date, Purchaser had an opportunity to conduct such investigations, examinations, inspections and analysis of the Property as Purchaser determined. Purchaser expressly acknowledges that, in consideration of the agreements of the Sellers herein and other than Sellers’ Representations, no Seller makes any representations or warranties, express or implied, or arising by operation of law, including any warranty of condition, habitability, merchantability, suitability or fitness for a particular purpose or otherwise. Except for Sellers’ Representations, Purchaser is purchasing the Property solely in reliance on Purchaser’s own investigations and those of Purchaser’s agents, and Purchaser is not relying on any statements, information, and/or other material provided by any Seller. Notwithstanding anything to the contrary, the review or approval by Purchaser of the Master Construction Plan and Schedule or any revisions thereto is solely for Purchaser’s benefit, and is without any representation or warranty whatsoever from Purchaser or any of its Representatives with respect to the adequacy, correctness or efficiency thereof or otherwise, and any such review or approval by Purchaser shall not serve to limit, qualify or reduce the scope or effectiveness of any of Sellers’ Representations. 6.4 Survival. The provisions of this Article VI shall survive the Closing.

13 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA ARTICLE VII INDEMNIFICATION AND SURVIVAL PROVISIONS 7.1 Indemnification. The indemnification obligations of the Seller Parties set forth in Section 8 (Indemnification) of the APA are incorporated by reference herein as if fully set forth in this Agreement as of the date hereof and are for the benefit of the NYDIG Indemnified Parties. The provisions of this Article VII shall survive the Closing. ARTICLE VIII MISCELLANEOUS 8.1 Notices. All notices, consents, waivers and other communications required or permitted under this Agreement and each other Transaction Document (except to the extent otherwise specifically provided in such other Transaction Document) shall be in writing and shall be deemed to have been duly given if delivered in person, or by certified mail (postage prepaid, return-receipt requested), overnight by a national recognized delivery service (with proof of delivery given by such service) or e-mail (with confirmation of transmission), in each case to the addresses set forth below (or to such other addresses as a Party may designate by notice to each other Party given in accordance with this Section 8.1): If to any Seller Party: c/o Greenidge Generation Holdings Inc. 135 Rennell Drive 3rd Floor Fairfield, CT 06890 Attention: David Anderson, Chief Executive Officer Email: danderson@greenidge.com with simultaneous copy by like means (which copy shall not constitute notice) to: Zukerman Gore Brandeis & Crossman, LLP Eleven Times Square, 15th Floor New York, NY 10036 Attention: Clifford A. Brandeis; Karen S. Park Email: cbrandeis@zukermangore.com; kpark@zukermangore.com If to any NYDIG Party: c/o NYDIG ABL LLC One Vanderbilt Avenue, 65th Floor New York, NY 10017 Attention: Legal Department; Trevor Smyth Email: ABLlegal@nydig.com; trevor.smyth@nydig.com with simultaneous copy by like means (which copy shall not constitute notice) to: Sidley Austin LLP 787 7th Ave New York, NY 10019 Attention: Elizabeth R. Tabas Carson;

14 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA Chaim Theil Email: etabas@sidley.com; ctheil@sidley.com 8.2 Binding Effect. This Agreement shall be binding upon the Parties and their respective successors and permitted assigns and shall inure to the benefit of the Parties and their respective successors and permitted assigns. 8.3 Entire Agreement. This Agreement and the other Transaction Documents represent the entire agreement between the Parties hereto with respect to the subject matter hereof and supersede all prior negotiations, agreements and understandings with respect thereto, both written and oral. 8.4 Severability. If any term or other provision of this Agreement or any other Transaction Document is determined to be invalid, illegal or incapable of being enforced under any Applicable Law, all other conditions and provisions of this Agreement and such other Transaction Document, respectively and as applicable, shall nevertheless remain in full force and effect so long as the economic and legal substance of the Transactions as originally intended by the Parties remains effected. Upon such determination that any such term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement or such Transaction Document, as applicable, so as to effect the original intent of the Parties as closely as possible in order that the economic and legal substance of the Transactions is effected as originally contemplated to the greatest extent possible. 8.5 Strict Construction; No Inference from Drafting. The language used herein will be deemed to be the language jointly chosen by the Parties to express their mutual intent, and no rule of strict construction will be applied against any Party. The Parties acknowledge that they have been represented by counsel and that this Agreement has resulted from extended negotiations between the Parties. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. 8.6 Amendments and Waiver. This Agreement and each other Transaction Document (except to the extent otherwise specifically provided in such other Transaction Document) may not be modified, amended, supplemented or terminated (in whole or in part and whether by merger or otherwise) except by written agreement specifically referring to this Agreement signed by all of the Parties. No waiver of a breach or default hereunder shall be considered valid unless in writing and signed by the Party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. 8.7 Assignment. Neither this Agreement nor any of the rights, interests or obligations of a Party hereunder shall be assigned (whether by operation of law or otherwise) at any time by

15 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA such Party without the prior written consent of each other Party. Following the date hereof, the NYDIG Parties may, in their sole discretion, assign, in whole or in part, any of its rights, interests and obligations hereunder to an Affiliate of NYDIG without the prior written consent of the Sellers; provided such assignment shall not relieve the NYDIG Parties of their respective obligations under this Agreement. Any attempted assignment in violation of this Section 8.7 shall be null and void, ab initio. 8.8 Third Party Beneficiary Rights. No provisions of this Agreement are intended, nor shall be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in Person other than a Party hereto and, all provisions hereof shall be personal solely among the Parties to this Agreement, except that Article VII is intended to benefit the NYDIG Indemnified Parties and the Seller Indemnified Parties. 8.9 Prevailing Party Expenses. Should an Action be brought to enforce or interpret any part of this Agreement or any other Transaction Document, the prevailing Party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys’ fees to be fixed by the court (including, without limitation, costs, expenses and fees on any appeal). The prevailing Party shall be entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment, and any costs incurred in connection with enforcing this Section 8.9. 8.10 Interpretation. For purposes of this Agreement, the following rules of interpretation shall apply, except to the extent otherwise expressly provided or the context otherwise requires: 8.10.1 any reference to “$” shall mean U.S. dollars; 8.10.2 references to “Exhibit,” “Annex,” “Article,” “Section” or “Sections” in this Agreement refer to the corresponding exhibit, annex, article, section or sections, respectively, of this Agreement; 8.10.3 all exhibits and annexes attached hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any exhibit or annex, but not otherwise respectively defined therein shall be defined as set forth in this Agreement; 8.10.4 the headings and captions of each exhibit, annex, article and section in this Agreement are provided for convenience only and shall not affect the construction or interpretation of this Agreement; 8.10.5 any reference to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa; 8.10.6 the words such as “herein,” “hereof,” “hereunder” and “herewith” in this Agreement refer to this Agreement as a whole and not merely to a subdivision in which such words appear;

16 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA 8.10.7 the word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it. 8.11 Intentionally Deleted. 8.12 Governing Law; Waiver of Jury Trial. This Agreement shall be governed by, and construed and enforced in accordance with, all of the internal laws of the State of New York, without giving effect to conflict of law principles thereof, including its statute of limitations, and without regard to any borrowing statute that would result in the application of the statute of limitations of any other jurisdiction; provided, however, that actions for specific performance may be brought in the state in which the Real Property is located, and shall be governed by the laws of such state. Except as aforesaid in connection with an action for specific performance (which shall be subject to the jurisdiction of the state in which the Real Property is located), each Party hereby, by its execution hereof, (a) irrevocably submits to the exclusive jurisdiction of, and irrevocably waives any venue objections against, the federal and state courts located in the Borough of Manhattan in the City of New York in any Action arising out of this Agreement (provided that in the event subject matter jurisdiction is declined by or unavailable in such courts, such Action shall be instituted in any other state or federal court sitting in the State of New York), (b) agrees that service of process made in any manner pursuant to New York law will constitute good and valid service of process in any such Action; and (c) waives and agrees not to assert (by way of motion, as a defense or otherwise) in any such Action any claim that service of process made in accordance with this Agreement does not constitute good and valid service of process therein; provided, however, that notwithstanding anything to the contrary set forth herein, any Party may commence any Action in any court solely for the purpose of enforcing an Order issued by one of the aforementioned courts or to enforce any of the provisions set forth in this Section 8.12. THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT (INCLUDING IN CONNECTION WITH ANY ACTION DESCRIBED IN THIS SECTION 8.12), AND ANY SUCH ACTION WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION (AS SET FORTH IN THIS SECTION 8.12) BY A JUDGE SITTING WITHOUT A JURY. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES. 8.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart to this Agreement. 8.14 Electronic Signatures. The use of electronic signatures and electronic records (including any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted

17 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York Electronic Signature and Records Act, and any state Applicable Law based on the Uniform Electronic Transactions Act, the Uniform Commercial Code or otherwise. 8.15 Computation of Periods. If the final day of any period of time in any provision of this Agreement falls upon a non-Business Day, then the time of such period shall be extended to the next day which is a Business Day. Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period is so computed is to be included, unless such last day is a non-Business Day in which event the period shall run until the end of the next Business Day. [Remainder of Page Intentionally Left Blank; Signature Pages Follow]

[Signature Page to Real Estate Purchase Agreement] NOW, THEREFORE, the Parties have entered into this Agreement effective as of the Effective Date. PROPERTY SELLER: 300 JONES ROAD LLC, a Delaware limited liability company By: _____________________________ Name: Dale Irwin Title: President HOLDINGS: GREENIDGE GENERATION HOLDINGS INC., a Delaware corporation By: _____________________________ Name: Dale Irwin Title: President PROPERTY SELLER PARENT: GREENIDGE SOUTH CAROLINA LLC, a Delaware limited liability company By: _____________________________ Name: Dale Irwin Title: President [Signature Pages Continue on Next Page] DocuSign Envelope ID: 932F6A4A-C481-4CF9-84D8-194C1240FE9E

SOLELY FOR THE PROVISIONS OF ARTICLE VII GREENIDGE GENERATION LLC By: Name: Dale Irwin Title: President GREENIDGE TEXAS LLC By: Name: Dale Irwin Title: President GTX GEN 1 LLC By: Name: Dale Irwin Title: President GTX DEV 1 LLC By: Name: Dale Irwin Title: President GREENIDGE GENERATION BLOCKER INC. By: Name: Dale Irwin Title: President [Signature Pages Continue on Next Page] DocuSign Envelope ID: E8E259DE-4593-4900-9E3E-ED0C8D638AFA [Signature Page to Real Estate Purchase Agreement]

[Signature Page to Real Estate Purchase Agreement] GREENIDGE PIPELINE LLC By: _____________________________ Name: Dale Irwin Title: President GREENIDGE PIPELINE PROPERTIES CORPORATION By: _____________________________ Name: Dale Irwin Title: President GREENIDGE MARKETS AND TRADING LLC By: _____________________________ Name: Dale Irwin Title: President GSC RE LLC By: _____________________________ Name: Dale Irwin Title: President GREENIDGE GENERATION HOLDINGS LLC By: Name: Dale Irwin Title: President [Signature Pages Continue on Next Page] DocuSign Envelope ID: 932F6A4A-C481-4CF9-84D8-194C1240FE9E

[Signature Page to Real Estate Purchase Agreement] SUPPORT.COM, INC. By: _____________________________ Name: Dale Irwin Title: President SUPPORT.COM SERVICES HOLDING COMPANY, INC. By: _____________________________ Name: Dale Irwin Title: President GGHI INACTIVE HOLDINGS LLC By: _____________________________ Name: Dale Irwin Title: President [Signature Pages Continue on Next Page] DocuSign Envelope ID: 932F6A4A-C481-4CF9-84D8-194C1240FE9E

[Signature Page to Real Estate Purchase Agreement] PURCHASER: SC 1 MINING SITE LLC, a Delaware limited liability company By: _____________________________ Name: Trevor Smyth Title: Authorized Signatory [End of Signatures] DocuSign Envelope ID: 7E3920F9-E058-463E-A1D9-D13FE06317CF

Exhibit A-1 – Page 1 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA EXHIBIT A-1 LEGAL DESCRIPTION OF THE SUBJECT LAND All that certain tract, piece or parcel of land lying and being in Spartanburg County, South Carolina, and more particularly described as follows: All that certain tract, piece or parcel of land lying and being in Spartanburg County, South Carolina, and more particularly described as 21.925-acre parcel shown on a plat entitled “BOUNDARY AND RE-COMBINATION SURVEY” made by Steven G. Branyon PLS No. 22741, of Branyon Land Surveying, LLC, dated September 26, 2023, recorded on October 19, 2023 in Plat Book 184 Page 314 in the Register of Deeds for Spartanburg County, South Carolina, and re-recorded on November 8, 2023 in Plat Book 184, Page 427, in the Register of Deeds for Spartanburg County, South Carolina. Said property having such size, shape, location, buttings, boundings, courses and distances as by reference to said plat will more fully appear.

Exhibit A-2 – Page 1 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA EXHIBIT A-2 LEGAL DESCRIPTION OF THE SELLER RETAINED LAND All that certain tract, piece or parcel of land lying and being in Spartanburg County, South Carolina, and more particularly described as follows: ALL those certain pieces, parcels or tracts of land, with the improvements thereon, situate, lying and being in Spartanburg County, South Carolina, containing 14.446 acres, more or less, with respect to one such parcel and 137.220 acres, more or less, with respect to the other such parcel, each shown on a plat entitled "BOUNDARY AND RE-COMBINATION SURVEY" made by Steven G. Branyon PLS No. 22741, of Branyon Land Surveying, LLC, dated September 26, 2023, recorded on October 19, 2023 in Plat Book 184 Page 314 in the Register of Deeds for Spartanburg County, South Carolina, and re-recorded on November 8, 2023 in Plat Book 184, Page 427, in the Register of Deeds for Spartanburg County, South Carolina. Said property having such size, shape, location, buttings, boundings, courses and distances as by reference to said plat will more fully appear.

Exhibit A-3 – Page 1 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA EXHIBIT A-3 LEGAL DESCRIPTION OF THE TOTAL LAND Tract 1 All that lot, piece or parcel of land lying and being in Spartanburg County, South Carolina, located on a County Road four miles Northeast of Spartanburg and more particularly describes as follows: Beginning at a new nail and cap in the center of a County Road; thence with the center of said road N. 79°52’ E. 355.4 feet to a new nail and cap; thence S. 84°32’ E. 149.1 feet to a new nail and cap; thence S. 57°51’ W. 102.6 feet to a new nail and cap; thence S. 56°26’ E. 153.2 feet to a new nail and cap; thence S. 60°23’ E. 208.7 feet to a new nail and cap; thence S. 70°54’ E. 29.0 feet to a new nail and cap; thence N. 81°26’ W. 130.6 feet to an old iron pin; thence S. 50°41’ E. 121.7 feet to an old iron pin; thence S. 23°30’ W. 1486.3 feet to an iron pin; thence N. 88°08’ W. 229.9 feet to an iron pin; thence S. 46°28’ W. 329.8 feet to an old iron pin; thence N. 35°00’ W. 391.7 feet to an iron pin; thence N. 14°42’ E. 1575.1 feet through a new iron pin at 1550.1 feet to the beginning corner as shown upon a plat of survey for R. R. Donnelley & Sons Company, made by Neil R. Phillips, RLS, dated March 7, 1979, recorded in the Register of Deeds for Spartanburg County in Plat Book 83 Page 5 and to which reference is made in aid of description, and consisting of 32.69 acres, more or less. Tract 2 All that certain tract, piece or parcel of land lying and being in Spartanburg County, South Carolina, located four miles Northeast of Spartanburg and being more particularly describes as containing 15.62 acres, more or less, as follows: Beginning at an iron pin at the common corner with Phillip S. Cecil, Jr. and Holston Land Co., Inc; thence N. 5°51’ W. 774.3 feet to an old iron pin; thence N. 72°42’ E. 479.8 feet to an old iron pin; thence N. 28°36’ E. 190.1 feet to an old iron pin; thence N. 58°31’ E. 547.1 feet to a new iron pin; thence S. 35°00’ E. 391.7 feet to an old iron pin; thence S. 48°02’ W. 1562.3 feet to an old iron pin, the beginning corner as shown upon a plat of survey for R. R. Donnelley & Sons Company, made by Neil R. Phillips, RLS, dated March 13, 1979, recorded in the Register of Deeds for Spartanburg County in Plat Book 83 Page 6 and to which reference is made in aid of description. Tract 3 All that certain lot or tract of land lying in School District No.3, Spartanburg County, South Carolina, on the South side of Jones Road and on the Northwest side of Clinch field Railroad Company, containing 138.66 acres, more or less, and being more particularly shown and described as Tract C on a plat of survey for R. R. Donnelley & Sons Company by Neil R. Phillips, Surveyor, dated March 16, 1979, and recorded in Plat Book 83 Page 180 RMC Office for Spartanburg County. Reference is specifically made to said plat and the record thereof for a complete and detailed description of the property hereby conveyed, and the courses, distances, metes and bounds as shown on said plat are incorporated herein by reference. Tract 4 All that certain lot or parcel of land in School District No.3, Spartanburg County, South Carolina, lying on the South side of Jones road and adjoining property being conveyed simultaneously herewith by Holston Land Company, Incorporated to R. R. Donnelley & Sons Company, containing 28/100ths of an acre, more or less, and being more particularly shown and described on the attached plat of a survey for

Exhibit A-3 – Page 2 Holston Land Company, Incorporated, by Neil R. Phillips, dated March 19, 1979, recorded in the Register of Deeds for Spartanburg County in Plat Book 83 Page 206 and to which reference is made in aid of description. Tract 5 All that lot, piece or parcel of land located in Spartanburg County, State of South Carolina shown and designated as Lot B on a plat of survey prepared for "Donnelley & Sons, et al" by Neil R. Phillips, RLS, dated September 4, 1979 and recorded in Plat Book 84 at Page 139 in the Register of Deeds for Spartanburg County to which reference is made for a more perfect description. Less and Excepting: 1. All that certain tract, piece or parcel of land containing 1.73 acres conveyed to Shirley M. Tillotson by R. R. Donnelley & Sons Company by Deed recorded in the RMC Office for Spartanburg County in Deed Book 46X at Page 278. (FROM TRACT 3) 2. All that certain tract, piece or parcel of land containing 0.35 acres conveyed to South Carolina Department of Highway and Transportation by R. R. Donnelley & Sons Company by Deed recorded in the RMC Office for Spartanburg County in Deed Book 59-F at Page 946. (FROM TRACT 2) 3. All that certain tract, piece or parcel of land containing 9.60 acres conveyed to Piedmont Metal Fabrication, Inc., by deed recorded in the Register of Deeds for Spartanburg County in Deed Book 68-K page 693, shown on plat recorded in Plat Book 142 Page 330. (FROM TRACT 3)

Exhibit B – Page 1 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA EXHIBIT B FORM OF BILL OF SALE BILL OF SALE THIS BILL OF SALE (“Bill of Sale”) is made this ____ day of _______________, 2023 by 300 JONES ROAD LLC, a Delaware limited liability company (“Seller”) and SC 1 MINING SITE LLC, a Delaware limited liability company (“Purchaser”). WHEREAS, Seller, certain of its affiliates and Purchaser entered into that certain Real Estate Purchase and Sale Agreement dated as of _____________, 2023 (as the same may have been supplemented, amended, restated or otherwise modified, the “Purchase Agreement”) with respect to the sale of the Property identified therein. Any capitalized term used, but not otherwise defined, herein shall have the meaning set forth in the Purchase Agreement. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby absolutely and unconditionally give, grant, bargain, sell, transfer, set over, assign, convey, release, confirm and deliver to Purchaser all of Seller’s right, title and interest in and to the Pods, Fixtures and Tangible Personal Property with respect to the Property, excluding, for the avoidance of doubt, any Excluded Liabilities. This Bill of Sale shall be binding upon and inure to the benefit of Purchaser and Seller, and their respective successors and assigns. This Bill of Sale shall be subject in all respects to the Purchase Agreement and shall be construed so as to carry out the intentions of the parties thereto as expressed in the Purchase Agreement. In the event of a conflict or inconsistency between any term or condition in this Bill of Sale and any term or condition of the Purchase Agreement, the terms and conditions of the Purchase Agreement shall prevail and control. Nothing in this Bill of Sale shall be construed to amend or modify the Purchase Agreement or any other Transaction Document. Sections 8.6, 8.12, 8.13 and 8.14 of the Purchase Agreement shall apply mutatis mutandis as if set forth herein. [Remainder of page intentionally left blank.]

Exhibit B – Page 2 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA IN WITNESS WHEREOF, the undersigned has executed this Bill of Sale as of the day and year first written above. Seller: 300 JONES ROAD LLC, a Delaware limited liability company By: Name: Dale Irwin Title: President Purchaser: SC 1 MINING SITE LLC, a Delaware limited liability company By: Name: Trevor Smyth Title: Authorized Signatory

Exhibit C – Page 1 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA EXHIBIT C FORM OF GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT This General Assignment and Assumption Agreement (this “Assignment and Assumption Agreement”) is executed by and between 300 JONES ROAD LLC, a Delaware limited liability company (“Seller”), and SC 1 MINING SITE LLC, a Delaware limited liability company (“Purchaser”) as of _________________, 2023 (the “Effective Date”). WHEREAS, Seller, certain of its affiliates and Purchaser entered into that certain Real Estate Purchase and Sale Agreement dated as of _____________, 2023 (as the same may have been supplemented, amended, restated or otherwise modified, the “Purchase Agreement”) with respect to the sale of the Property identified therein. Any capitalized term used, but not otherwise defined, herein shall have the meaning set forth in the Purchase Agreement. WHEREAS, pursuant to the Purchase Agreement, the Parties agreed to execute and deliver this Assignment and Assumption Agreement. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows: 1. Assignment. As of the Effective Date, Seller hereby assigns, sells and transfers to Purchaser all of Seller’s right, title, and interest in and to the Intangibles (excluding, for the avoidance of doubt, any Excluded Liabilities). 2. Assumption. As of the Effective Date, Purchaser hereby assumes all right, title, and interest in and to such Intangibles, and hereby agrees to assume the Assumed Liabilities (excluding, for the avoidance of doubt, any Excluded Liabilities). 3. Incorporation by Reference. Sections 8.6, 8.12, 8.13 and 8.14 of the Purchase Agreement shall apply mutatis mutandis as if set forth herein. 4. Binding Effect. This Assignment and Assumption Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment and Assumption Agreement shall be subject in all respects to the Purchase Agreement and shall be construed so as to carry out the intentions of the parties thereto as expressed in the Purchase Agreement. In the event of an inconsistency or conflict between any term or condition in this Assignment and Assumption Agreement and any term or condition of the Purchase Agreement, the terms and conditions of the Purchase Agreement shall prevail and control. Nothing in this Assignment and Assumption Agreement shall be construed to amend or modify the Purchase Agreement or any other Transaction Document. [Remainder of page intentionally left blank.]

Exhibit C – Page 2 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption Agreement as of the day and year first written above. Seller: 300 JONES ROAD LLC, a Delaware limited liability company By: Name: Dale Irwin Title: President [Purchaser’s Signature Page Follows]

Exhibit C – Page 3 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA Purchaser: SC 1 MINING SITE LLC, a Delaware limited liability company By: ________________ Name: Trevor Smyth Title: Authorized Signatory

EXHIBIT F FORM OF DEED (Attached hereto.)

Grantee’s Address: c/o NYDIG ABL LLC One Vanderbilt Avenue, 65th Floor New York, NY 10017 Attention: Legal Department Return to: Sidley Austin LLP 1999 Avenue of the Stars, 17th Floor Los Angeles, CA 90067 Attention: Keith Hayden Del Prete STATE OF SOUTH CAROLINA ) ) TITLE TO REAL ESTATE COUNTY OF SPARTANBURG ) (LIMITED WARRANTY) KNOW ALL MEN BY THESE PRESENTS, that, 300 JONES ROAD LLC, a Delaware limited liability company (“Grantor”) for and in consideration of the sum of Ten Dollars and no/100 Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the limiting language contained herein, has granted, bargained, sold and released, and by these presents does grant, bargain, sell and release unto SC 1 MINING SITE LLC, a Delaware limited liability company (“Grantee”), subject to the Permitted Exceptions set forth on Exhibit B attached hereto, the following described property (the “Property”), to-wit: SEE EXHIBIT A, ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE FOR LEGAL DESCRIPTION In addition to the reservations, conditions and/or easements contained herein if any, this conveyance is made subject to all covenants, restrictions, easements, rights of way, and other matters of record. TOGETHER with all and singular the rights, members, hereditaments and appurtenances to the Property belonging or in anywise incident or appertaining; TO HAVE AND TO HOLD the Property, subject to the Permitted Exceptions set forth on Exhibit B attached hereto, together with all and singular the rights and appurtenances pertaining thereto, including all of Grantor’s right, title and interest in and to adjacent streets, alleys and rights-of-way, unto Grantee and Grantee’s heirs, successors and assigns forever. AND, subject to the Permitted Exceptions set forth on Exhibit B attached hereto, Grantor does hereby bind itself and its successors and assigns, to warrant and forever defend, all and singular, the said premises unto the said Grantee, its successors and assigns, against itself and its successors and assigns, and all persons whomsoever lawfully claiming, or to claim the same or any part thereof, by or through the Grantor, but not otherwise. [GRANTOR’S SIGNATURE ON FOLLOWING PAGE]

[Signature Page – Limited Warranty Deed – 300 Jones Road] IN WITNESS WHEREOF, Grantor has caused this Limited Warranty Deed to be executed under seal by the undersigned duly authorized representative this _____ day of November, 2023. SIGNED, SEALED AND DELIVERED IN THE PRESENCE OF: “GRANTOR” 300 JONES ROAD LLC Witness #1 By: (SEAL) Print Name: Dale Irwin, President Witness #2 Print Name: THE STATE OF § § COUNTY OF § This instrument was acknowledged before me on the ___ day of November, 2023, by Dale Irwin, president of 300 Jones Road LLC, a Delaware limited liability company, on behalf of said limited liability company. Notary Signature: (SEAL) Print Notary Name: ______________________________ Notary Public in and for the State of My Commission Expires: [Affix Notary Seal]

[Exhibit A – Legal Description] Exhibit A Attached to Exhibit F (Form of Deed) LEGAL DESCRIPTION All that certain tract, piece or parcel of land lying and being in Spartanburg County, South Carolina, and more particularly described as follows: All that certain tract, piece or parcel of land lying and being in Spartanburg County, South Carolina, and more particularly described as 21.925-acre parcel shown on a plat entitled “BOUNDARY AND RE-COMBINATION SURVEY” made by Steven G. Branyon PLS No. 22741, of Branyon Land Surveying, LLC, dated September 26, 2023, recorded on October 19, 2023 in Plat Book 184 Page 314 in the Register of Deeds for Spartanburg County, South Carolina, and re-recorded on November 8, 2023 in Plat Book 184, Page 427, in the Register of Deeds for Spartanburg County, South Carolina. Said property having such size, shape, location, buttings, boundings, courses and distances as by reference to said plat will more fully appear. Derivation: Being a portion of the property conveyed to 300 Jones Road LLC, a Delaware limited liability company, from LSC Communications MCL LLC, a Delaware limited liability company, by deed dated December 7, 2021 and recorded December 23, 2021 in Book 135-D, Pages 525-534 in the Office of the Register of Deeds in Spartanburg County, South Carolina, as thereafter re-recorded on May 18, 2022 in Book 137-E, Pages 258-271 in the Office of the Register of Deeds in Spartanburg County, South Carolina, as thereafter re-recorded on August 30, 2023 in Book 143-F, Pages 278-293 in the Office of the Register of Deeds in Spartanburg County, South Carolina. TMS#: 3-08-00-090.00

[Exhibit B – Permitted Exceptions] Exhibit B Attached to Exhibit F (Form of Deed) PERMITTED EXCEPTIONS 1. All Taxes for the year 2024 and subsequent years, a lien not yet due and payable, plus any special assessments. 2. Easements, Rights of Way, and all other matters disclosed by plat(s) recorded in Plat Book 83, Page 6; Plat Book 83, Page 180; Plat Book 83, Page 206; Plat Book 84, Page 139; and Plat Book 142, Page 330, Spartanburg County Registry. 3. Easement(s) and/or Right(s) of Way to Southern Power Company, recorded in Book 6W, Page 671 and Book 6W, Page 672, Spartanburg County Registry. 4. Easement(s) and/or Right(s) of Way to Duke Power Company, recorded in Book 59N, Page 306; Book 9E, Page 35; Book 13Q, Page 428; Book 14N, Page 442; Book 16K, Page 91; Book 17S, Page 234; Book 18Y, Page 612; Book 19G, Page 504; Book 19S, Page 463; Book 23N, Page 584; Book 23S, Page 406; Book 24F, Page 349; Book 28P, Page 140; and Book 43Z, Page 318, Spartanburg County Registry. 5. Right-of-Way and Easement to Spartanburg County, recorded in Book 43B, Page 678, Spartanburg County Registry. 6. Easement(s) and/or Right(s) of Way to Duke Power Company, recorded in Book 9E, Page 41; Book 12Y, Page 341; Book 16X, Page 389; Book 29A, Page 412; Book 29M, Page 229; Book 32U, Page 176; and Book 38X, Page 412, Spartanburg County Registry. 7. Lease to Duke Power Company, recorded in Book 63L, Page 369, Spartanburg County Registry. 8. Utility Easement & Right-of-Way Agreement to Duke Power Company LLC, recorded in Book 86C, Page 121, Spartanburg County Registry.

STATE OF SOUTH CAROLINA)
)
COUNTY OF SPARTANBURG)

AFFIDAVIT

PERSONALLY, appeared before me the undersigned, who being duly sworn, deposes and says:

1. I have read the information on this affidavit and I understand such information.

2. The property is known as approximately 21.925 acres and bears Spartanburg County TMS Number 3-08-00-090.00 and was transferred from 300 Jones Road LLC to SC 1 Mining Site LLC on November ____, 2023.

3. Check one of the following. The deed is:

(a) __X__ subject to the deed recording fee as a transfer for consideration paid or to be paid in money or money's worth.

(b) _____ subject to the deed recording fee as a transfer between a corporation, a partnership, or other entity and a stockholder, partner, or owner of the entity, or is a transfer to a trust or as a distribution to a trust beneficiary.

(c) _____ exempt from the deed recording fee because (See Information section of affidavit):

(If exempt, please skip items 4-7, and go to item 8 of this affidavit.)

4. Check one of the following if either item 3(a) or item 3(b) above has been checked (See Information section of this affidavit):

(a) _____ The fee is computed on the consideration paid or to be paid in money or money's worth in the amount of $________________________.

(b) _____ The fee is computed on the fair market value of the property which is $______.

(c) __X__ The fee is computed on the fair market value of the realty as established for property tax purposes which is $1,946,980.34.

5. Check Yes _____ or No __X____ to the following: A lien or encumbrance existed on the land, tenement, or realty before the transfer and remained on the land, tenement, or realty after the transfer. If "Yes", the amount of the outstanding balance of this lien or encumbrance is: $_____________.

6. The recording fee is computed as follows:

(a)	Place the amount listed in item 4 above here:	$ 1,946,980.34
(b)	Place the amount listed in item 5 above here: (If no amount is listed, place zero here.)	$ 0.00
(c)	Subtract Line 6(b) from Line 6(a) above here:	$ 1,946,980.34

7. The recording fee due is based on the amount listed on Line 6(c) above and the recording fee due is: $7,203.90

8. As required by Code Section 12-24-70, I state that I am the responsible person who was connection with the transaction as: Attorney for Grantor

9. I understand that a person required to furnish this affidavit who willfully furnishes a false or fraudulent affidavit is guilty of a misdemeanor and, upon conviction, must be fined not more than one thousand dollars or imprisoned not more than one year, or both.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

Exhibit F – Page 1

REAL ESTATE PURCHASE AND SALE AGREEMENT
SPARTANBURG, SOUTH CAROLINA

Page 2 of 2 REAL ESTATE PURCHASE AND SALE AGREEMENT [SIGNATURE PAGE TO DEED AFFIDAVIT] WITNESS my signature this ___ day of November, 2023. By: (SEAL) David F. Gieg, Counsel to Grantor SWORN to before me this ________ day of November, 2023. (SEAL) Notary Public for South Carolina My Commission Expires: [Affix Seal]

Exhibit G – Page 1 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA EXHIBIT G FORM OF OWNER’S TITLE PROFORMA (Attached hereto.)

This is a Pro Forma Policy, which provides no insurance coverage, furnished to or on behalf of the proposed insured. This pro forma does not reflect the present status or condition of title and is not a commitment to insure the estate or interest or to provide any affirmative coverage shown herein. Any commitment must be an expressly written undertaking issued on the appropriate forms of the Company. This Pro Forma Policy solely indicates the form and content of the Policy which the Company may issue if all necessary documents are furnished, all acts are performed, and all requirements set forth in the title commitment covering this property (or that may be required by underwriting) are met to the satisfaction of the Company. PROFORMA ALTA OWNER'S POLICY OF TITLE INSURANCE (07-01-2021) ISSUED BY STEWART TITLE GUARANTY COMPANY This policy, when issued by the Company with a Policy Number and the Date of Policy, is valid even if this policy or any endorsement to this policy is issued electronically or lacks any signature. Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at the address shown in Condition 17. COVERED RISKS SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B, AND THE CONDITIONS, STEWART TITLE GUARANTY COMPANY, a Texas corporation (the “Company”), insures as of the Date of Policy and, to the extent stated in Covered Risks 9 and 10, after the Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of: 1. Title being vested other than as stated in Schedule A. 2. Any defect in or lien or encumbrance on the Title. Covered Risk 2 includes, but is not limited to, insurance against loss from: a. a defect in the Title caused by: i. forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation; ii. the failure of a person or Entity to have authorized a transfer or conveyance; iii. a document affecting the Title not properly authorized, created, executed, witnessed, sealed, acknowledged, notarized (including by remote online notarization), or delivered; iv. a failure to perform those acts necessary to create a document by electronic means authorized by law; v. a document executed under a falsified, expired, or otherwise invalid power of attorney; vi. a document not properly filed, recorded, or indexed in the Public Records, including the failure to have performed those acts by electronic means authorized by law; vii. a defective judicial or administrative proceeding; or viii. the repudiation of an electronic signature by a person that executed a document because the electronic signature on the document was not valid under applicable electronic transactions law. b. the lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid. c. the effect on the Title of an encumbrance, violation, variation, adverse circumstance, boundary line overlap, or encroachment (including an encroachment of an improvement across the boundary lines of the Land), but only if the encumbrance, violation, variation, adverse circumstance, boundary line overlap, or encroachment would have been disclosed by an accurate and complete land title survey of the Land. 3. Unmarketable Title. 4. No right of access to and from the Land. Countersigned by: Stewart Title Guaranty Company - Commercial Services 5935 Carnegie Blvd, Suite 301 Charlotte, NC 28209 (888) 860-5554 For coverage information or assistance resolving a complaint, call (800) 729-1902 or visit www.stewart.com. To make a claim, furnish written notice in accordance with Section 3 of the Conditions. Copyright 2021 American Land Title Association. All rights reserved. The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 9010 ALTA Owner's Policy of Title Insurance (07-01-2021) PF Page 1 of 7 of Policy Serial No.: PROFORMA

5. A violation or enforcement of a law, ordinance, permit, or governmental regulation (including those relating to building and zoning), but only to the extent of the violation or enforcement described by the enforcing governmental authority in an Enforcement Notice that identifies a restriction, regulation, or prohibition relating to: a. the occupancy, use, or enjoyment of the Land; b. the character, dimensions, or location of an improvement on the Land; c. the subdivision of the Land; or d. environmental remediation or protection on the Land. 6. An enforcement of a governmental forfeiture, police, regulatory, or national security power, but only to the extent of the enforcement described by the enforcing governmental authority in an Enforcement Notice. 7. An exercise of the power of eminent domain, but only to the extent: a. of the exercise described in an Enforcement Notice; or b. the taking occurred and is binding on a purchaser for value without Knowledge. 8. An enforcement of a PACA-PSA Trust, but only to the extent of the enforcement described in an Enforcement Notice. 9. The Title being vested other than as stated in Schedule A, the Title being defective, or the effect of a court order providing an alternative remedy: a. resulting from the avoidance, in whole or in part, of any transfer of all or any part of the Title to the Land or any interest in the Land occurring prior to the transaction vesting the Title because that prior transfer constituted a: i. fraudulent conveyance, fraudulent transfer, or preferential transfer under federal bankruptcy, state insolvency, or similar state or federal creditors’ rights law; or ii. voidable transfer under the Uniform Voidable Transactions Act; or b. because the instrument vesting the Title constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar state or federal creditors’ rights law by reason of the failure: i. to timely record the instrument vesting the Title in the Public Records after execution and delivery of the instrument to the Insured; or ii. of the recording of the instrument vesting the Title in the Public Records to impart notice of its existence to a purchaser for value or to a judgment or lien creditor. 10. Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to the Date of Policy and prior to the recording of the deed or other instrument vesting the Title in the Public Records. DEFENSE OF COVERED CLAIMS The Company will also pay the costs, attorneys’ fees, and expenses incurred in defense of any matter insured against by this policy, but only to the extent provided in the Conditions. EXCLUSIONS FROM COVERAGE The following matters are excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys’ fees, or expenses that arise by reason of: 1. a. any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) that restricts, regulates, prohibits, or relates to: i. the occupancy, use, or enjoyment of the Land; ii. the character, dimensions, or location of any improvement on the Land; iii. the subdivision of land; or iv. environmental remediation or protection. b. any governmental forfeiture, police, regulatory, or national security power. c. the effect of a violation or enforcement of any matter excluded under Exclusion 1.a. or 1.b. Exclusion 1 does not modify or limit the coverage provided under Covered Risk 5 or 6. 2. Any power of eminent domain. Exclusion 2 does not modify or limit the coverage provided under Covered Risk 7. 3. Any defect, lien, encumbrance, adverse claim, or other matter: a. created, suffered, assumed, or agreed to by the Insured Claimant; b. not Known to the Company, not recorded in the Public Records at the Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy; c. resulting in no loss or damage to the Insured Claimant; d. attaching or created subsequent to the Date of Policy (Exclusion 3.d. does not modify or limit the coverage provided under Covered Risk 9 or 10); or e. resulting in loss or damage that would not have been sustained if consideration sufficient to qualify the Insured named in Schedule A as a bona fide purchaser had been given for the Title at the Date of Policy. Copyright 2021 American Land Title Association. All rights reserved. The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 9010 ALTA Owner's Policy of Title Insurance (07-01-2021) PF Page 2 of 7 of Policy Serial No.: PROFORMA

4. Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors’ rights law, that the transaction vesting the Title as shown in Schedule A is a: a. fraudulent conveyance or fraudulent transfer; b. voidable transfer under the Uniform Voidable Transactions Act; or c. preferential transfer: i. to the extent the instrument of transfer vesting the Title as shown in Schedule A is not a transfer made as a contemporaneous exchange for new value; or ii. for any other reason not stated in Covered Risk 9.b. 5. Any claim of a PACA-PSA Trust. Exclusion 5 does not modify or limit the coverage provided under Covered Risk 8. 6. Any lien on the Title for real estate taxes or assessments imposed or collected by a governmental authority that becomes due and payable after the Date of Policy. Exclusion 6 does not modify or limit the coverage provided under Covered Risk 2.b. 7. Any discrepancy in the quantity of the area, square footage, or acreage of the Land or of any improvement to the Land. CONDITIONS 1. DEFINITION OF TERMS In this policy, the following terms have the meanings given to them below. Any defined term includes both the singular and the plural, as the context requires: a. “Affiliate”: An Entity: i. that is wholly owned by the Insured; ii. that wholly owns the Insured; or iii. if that Entity and the Insured are both wholly owned by the same person or entity. b. “Amount of Insurance”: The Amount of Insurance stated in Schedule A, as may be increased by Condition 8.d. or decreased by Condition 10 or 11; or increased or decreased by endorsements to this policy. c. “Date of Policy”: The Date of Policy stated in Schedule A. d. “Discriminatory Covenant”: Any covenant, condition, restriction, or limitation that is unenforceable under applicable law because it illegally discriminates against a class of individuals based on personal characteristics such as race, color, religion, sex, sexual orientation, gender identity, familial status, disability, national origin, or other legally protected class. e. “Enforcement Notice”: A document recorded in the Public Records that describes any part of the Land and: i. is issued by a governmental agency that identifies a violation or enforcement of a law, ordinance, permit, or governmental regulation; ii. is issued by a holder of the power of eminent domain or a governmental agency that identifies the exercise of a governmental power; or iii. asserts a right to enforce a PACA-PSA Trust. f. “Entity”: A corporation, partnership, trust, limited liability company, or other entity authorized by law to own title to real property in the State where the Land is located. g. “Insured”: i. (a). The Insured named in Item 1 of Schedule A; (b). the successor to the Title of an Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin; (c). the successor to the Title of an Insured resulting from dissolution, merger, consolidation, distribution, or reorganization; (d). the successor to the Title of an Insured resulting from its conversion to another kind of Entity; or (e). the grantee of an Insured under a deed or other instrument transferring the Title, if the grantee is: (1). an Affiliate; (2). a trustee or beneficiary of a trust created by a written instrument established for estate planning purposes by an Insured; (3). a spouse who receives the Title because of a dissolution of marriage; (4). a transferee by a transfer effective on the death of an Insured as authorized by law; or (5). another Insured named in Item 1 of Schedule A. ii. The Company reserves all rights and defenses as to any successor or grantee that the Company would have had against any predecessor Insured. h. “Insured Claimant”: An Insured claiming loss or damage arising under this policy. i. “Knowledge” or “Known”: Actual knowledge or actual notice, but not constructive notice imparted by the Public Records. j. “Land”: The land described in Item 4 of Schedule A and improvements located on that land at the Date of Policy that by State law constitute real property. The term “Land” does not include any property beyond that described in Schedule A, nor any right, title, interest, estate, or easement in any abutting street, road, avenue, alley, lane, right-of-way, body of water, or waterway, but does not modify or limit the extent that a right of access to and from the Land is insured by this policy. k. “Mortgage”: A mortgage, deed of trust, trust deed, security deed, or other real property security instrument, including one evidenced by electronic means authorized by law. l. “PACA-PSA Trust”: A trust under the federal Perishable Agricultural Commodities Act or the federal Packers and Stockyards Act or a similar State or federal law. Copyright 2021 American Land Title Association. All rights reserved. The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 9010 ALTA Owner's Policy of Title Insurance (07-01-2021) PF Page 3 of 7 of Policy Serial No.: PROFORMA

m. “Public Records”: The recording or filing system established under State statutes in effect at the Date of Policy under which a document must be recorded or filed to impart constructive notice of matters relating to the Title to a purchaser for value without Knowledge. The term “Public Records” does not include any other recording or filing system, including any pertaining to environmental remediation or protection, planning, permitting, zoning, licensing, building, health, public safety, or national security matters. n. “State”: The state or commonwealth of the United States within whose exterior boundaries the Land is located. The term “State” also includes the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam. o. “Title”: The estate or interest in the Land identified in Item 2 of Schedule A. p. “Unmarketable Title”: The Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or a lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title. 2. CONTINUATION OF COVERAGE This policy continues as of the Date of Policy in favor of an Insured, so long as the Insured: a. retains an estate or interest in the Land; b. owns an obligation secured by a purchase money Mortgage given by a purchaser from the Insured; or c. has liability for warranties given by the Insured in any transfer or conveyance of the Insured’s Title. Except as provided in Condition 2, this policy terminates and ceases to have any further force or effect after the Insured conveys the Title. This policy does not continue in force or effect in favor of any person or entity that is not the Insured and acquires the Title or an obligation secured by a purchase money Mortgage given to the Insured. 3. NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT The Insured must notify the Company promptly in writing if the Insured has Knowledge of: a. any litigation or other matter for which the Company may be liable under this policy; or b. any rejection of the Title as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company’s liability to the Insured Claimant under this policy is reduced to the extent of the prejudice. 4. PROOF OF LOSS The Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, adverse claim, or other matter insured against by this policy that constitutes the basis of loss or damage and must state, to the extent possible, the basis of calculating the amount of the loss or damage. 5. DEFENSE AND PROSECUTION OF ACTIONS a. Upon written request by the Insured and subject to the options contained in Condition 7, the Company, at its own cost and without unreasonable delay, will provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company has the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those covered causes of action. The Company is not liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of any cause of action that alleges matters not insured against by this policy. b. The Company has the right, in addition to the options contained in Condition 7, at its own cost, to institute and prosecute any action or proceeding or to do any other act that, in its opinion, may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it is liable to the Insured. The Company’s exercise of these rights is not an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under Condition 5.b., it must do so diligently. c. When the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court having jurisdiction. The Company reserves the right, in its sole discretion, to appeal any adverse judgment or order. 6. DUTY OF INSURED CLAIMANT TO COOPERATE a. When this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured will secure to the Company the right to prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. When requested by the Company, the Insured, at the Company’s expense, must give the Company all reasonable aid in: i. securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement; and ii. any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter, as insured. If the Company is prejudiced by any failure of the Insured to furnish the required cooperation, the Company’s liability and obligations to the Insured under this policy terminate, including any obligation to defend, prosecute, or continue any litigation, regarding the matter requiring such cooperation. Copyright 2021 American Land Title Association. All rights reserved. The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 9010 ALTA Owner's Policy of Title Insurance (07-01-2021) PF Page 4 of 7 of Policy Serial No.: PROFORMA

b. The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos, whether bearing a date before or after the Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant must grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all the records in the custody or control of a third party that reasonably pertain to the loss or damage. No information designated in writing as confidential by the Insured Claimant provided to the Company pursuant to Condition 6 will be later disclosed to others unless, in the reasonable judgment of the Company, disclosure is necessary in the administration of the claim or required by law. Any failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in Condition 6.b., unless prohibited by law, terminates any liability of the Company under this policy as to that claim. 7. OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY In case of a claim under this policy, the Company has the following additional options: a. To Pay or Tender Payment of the Amount of Insurance To pay or tender payment of the Amount of Insurance under this policy. In addition, the Company will pay any costs, attorneys’ fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay. Upon the exercise by the Company of this option provided for in Condition 7.a., the Company’s liability and obligations to the Insured under this policy terminate, including any obligation to defend, prosecute, or continue any litigation. b. To Pay or Otherwise Settle with Parties other than the Insured or with the Insured Claimant i. To pay or otherwise settle with parties other than the Insured for or in the name of the Insured Claimant. In addition, the Company will pay any costs, attorneys’ fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or ii. To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy. In addition, the Company will pay any costs, attorneys’ fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay. Upon the exercise by the Company of either option provided for in Condition 7.b., the Company’s liability and obligations to the Insured under this policy for the claimed loss or damage terminate, including any obligation to defend, prosecute, or continue any litigation. 8. CONTRACT OF INDEMNITY; DETERMINATION AND EXTENT OF LIABILITY This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by an Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy. This policy is not an abstract of the Title, report of the condition of the Title, legal opinion, opinion of the Title, or other representation of the status of the Title. All claims asserted under this policy are based in contract and are restricted to the terms and provisions of this policy. The Company is not liable for any claim alleging negligence or negligent misrepresentation arising from or in connection with this policy or the determination of the insurability of the Title. a. The extent of liability of the Company for loss or damage under this policy does not exceed the lesser of: i. the Amount of Insurance; or ii. the difference between the fair market value of the Title, as insured, and the fair market value of the Title subject to the matter insured against by this policy. b. Except as provided in Condition 8.c. or 8.d., the fair market value of the Title in Condition 8.a.ii. is calculated using the date the Insured discovers the defect, lien, encumbrance, adverse claim, or other matter insured against by this policy. c. If, at the Date of Policy, the Title to all of the Land is void by reason of a matter insured against by this policy, then the Insured Claimant may, by written notice given to the Company, elect to use the Date of Policy as the date for calculating the fair market value of the Title in Condition 8.a.ii. d. If the Company pursues its rights under Condition 5.b. and is unsuccessful in establishing the Title, as insured: i. the Amount of Insurance will be increased by 15%; and ii. the Insured Claimant may, by written notice given to the Company, elect, as an alternative to the dates set forth in Condition 8.b. or, if it applies, 8.c., to use either the date the settlement, action, proceeding, or other act described in Condition 5.b. is concluded or the date the notice of claim required by Condition 3 is received by the Company as the date for calculating the fair market value of the Title in Condition 8.a.ii. e. In addition to the extent of liability for loss or damage under Conditions 8.a. and 8.d., the Company will also pay the costs, attorneys’ fees, and expenses incurred in accordance with Conditions 5 and 7. 9. LIMITATION OF LIABILITY a. The Company fully performs its obligations and is not liable for any loss or damage caused to the Insured if the Company accomplishes any of the following in a reasonable manner: i. removes the alleged defect, lien, encumbrance, adverse claim, or other matter; ii. cures the lack of a right of access to and from the Land; or iii. cures the claim of Unmarketable Title, all as insured. The Company may do so by any method, including litigation and the completion of any appeals. Copyright 2021 American Land Title Association. All rights reserved. The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 9010 ALTA Owner's Policy of Title Insurance (07-01-2021) PF Page 5 of 7 of Policy Serial No.: PROFORMA

b. The Company is not liable for loss or damage arising out of any litigation, including litigation by the Company or with the Company’s consent, until a State or federal court having jurisdiction makes a final, non-appealable determination adverse to the Title. c. The Company is not liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company. d. The Company is not liable for the content of the Transaction Identification Data, if any. 10. REDUCTION OR TERMINATION OF INSURANCE All payments under this policy, except payments made for costs, attorneys’ fees, and expenses, reduce the Amount of Insurance by the amount of the payment. 11. LIABILITY NONCUMULATIVE The Amount of Insurance will be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after the Date of Policy and which is a charge or lien on the Title, and the amount so paid will be deemed a payment to the Insured under this policy. 12. PAYMENT OF LOSS When liability and the extent of loss or damage are determined in accordance with the Conditions, the Company will pay the loss or damage within 30 days. 13. COMPANY’S RECOVERY AND SUBROGATION RIGHTS UPON SETTLEMENT AND PAYMENT a. If the Company settles and pays a claim under this policy, it is subrogated and entitled to the rights and remedies of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person, entity, or property to the fullest extent permitted by law, but limited to the amount of any loss, costs, attorneys’ fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant must execute documents to transfer these rights and remedies to the Company. The Insured Claimant permits the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies. b. If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company defers the exercise of its subrogation right until after the Insured Claimant fully recovers its loss. c. The Company’s subrogation right includes the Insured’s rights to indemnity, guaranty, warranty, insurance policy, or bond, despite any provision in those instruments that addresses recovery or subrogation rights. 14. POLICY ENTIRE CONTRACT a. This policy together with all endorsements, if any, issued by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy will be construed as a whole. This policy and any endorsement to this policy may be evidenced by electronic means authorized by law. b. Any amendment of this policy must be by a written endorsement issued by the Company. To the extent any term or provision of an endorsement is inconsistent with any term or provision of this policy, the term or provision of the endorsement controls. Unless the endorsement expressly states, it does not: i. modify any prior endorsement, ii. extend the Date of Policy, iii. insure against loss or damage exceeding the Amount of Insurance, or iv. increase the Amount of Insurance. 15. SEVERABILITY In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, this policy will be deemed not to include that provision or the part held to be invalid, but all other provisions will remain in full force and effect. 16. CHOICE OF LAW AND CHOICE OF FORUM a. Choice of Law The Company has underwritten the risks covered by this policy and determined the premium charged in reliance upon the State law affecting interests in real property and the State law applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the State where the Land is located. The State law of the State where the Land is located, or to the extent it controls, federal law, will determine the validity of claims against the Title and the interpretation and enforcement of the terms of this policy, without regard to conflicts of law principles to determine the applicable law. b. Choice of Forum Any litigation or other proceeding brought by the Insured against the Company must be filed only in a State or federal court having jurisdiction. Copyright 2021 American Land Title Association. All rights reserved. The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 9010 ALTA Owner's Policy of Title Insurance (07-01-2021) PF Page 6 of 7 of Policy Serial No.: PROFORMA

17. NOTICES Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at: Stewart Title Guaranty Company; Attention: Claims Department, P. O. Box 2029, Houston, TX 77252-2029. 18. CLASS ACTION ALL CLAIMS AND DISPUTES ARISING OUT OF OR RELATING TO THIS POLICY, INCLUDING ANY SERVICE OR OTHER MATTER IN CONNECTION WITH ISSUING THIS POLICY, ANY BREACH OF A POLICY PROVISION, OR ANY OTHER CLAIM OR DISPUTE ARISING OUT OF OR RELATING TO THE TRANSACTION GIVING RISE TO THIS POLICY, MUST BE BROUGHT IN AN INDIVIDUAL CAPACITY. NO PARTY MAY SERVE AS PLAINTIFF, CLASS MEMBER, OR PARTICIPANT IN ANY CLASS, REPRESENTATIVE, OR PRIVATE ATTORNEY GENERAL PROCEEDING. 19. ARBITRATION a. All claims and disputes arising out of or relating to this policy, including any service or other matter in connection with issuing this policy, any breach of a policy provision, or any other claim or dispute arising out of or relating to the transaction giving rise to this policy, may be resolved by arbitration. If the Amount of Insurance is $2,000,000 or less, any claim or dispute may be submitted to binding arbitration at the election of either the Company or the Insured. If the Amount of Insurance is greater than $2,000,000, any claim or dispute may be submitted to binding arbitration only when agreed to by both the Company and the Insured. Arbitration must be conducted pursuant to the Title Insurance Arbitration Rules of the American Land Title Association (“ALTA Rules”). The ALTA Rules are available online at www.alta.org/arbitration. The ALTA Rules incorporate, as appropriate to a particular dispute, the Consumer Arbitration Rules and Commercial Arbitration Rules of the American Arbitration Association (“AAA Rules”). The AAA Rules are available online at www.adr.org. b. ALL CLAIMS AND DISPUTES MUST BE BROUGHT IN AN INDIVIDUAL CAPACITY. NO PARTY MAY SERVE AS PLAINTIFF, CLASS MEMBER, OR PARTICIPANT IN ANY CLASS, REPRESENTATIVE, OR PRIVATE ATTORNEY GENERAL PROCEEDING IN ANY ARBITRATION GOVERNED BY CONDITION 19. The arbitrator does not have authority to conduct any class action arbitration, private attorney general arbitration, or arbitration involving joint or consolidated claims under any circumstance. c. If there is a final judicial determination that a request for particular relief cannot be arbitrated in accordance with this Condition 19, then only that request for particular relief may be brought in court. All other requests for relief remain subject to this Condition 19. d. The Company will pay all AAA filing, administration, and arbitrator fees of the consumer when the arbitration seeks relief of $100,000 or less. Other fees will be allocated in accordance with the applicable AAA Rules. The results of arbitration will be binding upon the parties. The arbitrator may consider, but is not bound by, rulings in prior arbitrations involving different parties. The arbitrator is bound by rulings in prior arbitrations involving the same parties to the extent required by law. The arbitrator must issue a written decision sufficient to explain the findings and conclusions on which the award is based. Judgment upon the award rendered by the arbitrator may be entered in any State or federal court having jurisdiction. Copyright 2021 American Land Title Association. All rights reserved. The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 9010 ALTA Owner's Policy of Title Insurance (07-01-2021) PF Page 7 of 7 of Policy Serial No.: PROFORMA

Transaction Identification Data, for which the Company assumes no liability as set forth in Condition 9.d: Issuing Agent: Stewart Title Guaranty Company - Commercial Services Issuing Office: 5935 Carnegie Blvd, Suite 301, Charlotte, NC 28209 Issuing Office's ALTA® Registry ID: Issuing Office File Number: 23000500115 Property Address: 300 Jones Rd., Spartanburg, SC 29307 Name and Address of Title Insurance Company: Stewart Title Guaranty Company P.O. Box 2029, Houston, TX 77252-2029 Policy No.: PROFORMA Amount of Insurance: $16,389,782.91 Premium: Date of Policy: *date and time of recording of security instrument* 1. The Insured is: SC 1 Mining Site LLC, a Delaware limited liability company 2. The estate or interest in the Land insured by this policy is: Fee Simple and Easement 3. The Title is vested in: SC 1 Mining Site LLC, a Delaware limited liability company by virtue of Deed from 300 Jones Road LLC, a Delaware limited liability company by and between SC 1 Mining Site LLC, a Delaware limited liability company, dated ________ , 2023, recorded _________ , 2023 in Book _______ , Page _______ , 2023, Spartanburg County Registry. 4. The Land is described as follows: SEE EXHIBIT "A" ATTACHED HERETO This is a Pro Forma Policy, which provides no insurance coverage, furnished to or on behalf of the proposed insured. This pro forma does not reflect the present status or condition of title and is not a commitment to insure the estate or interest or to provide any affirmative coverage shown herein. Any commitment must be an expressly written undertaking issued on the appropriate forms of the Company. This Pro Forma Policy solely indicates the form and content of the Policy which the Company may issue if all necessary documents are furnished, all acts are performed, and all requirements set forth in the title commitment covering this property (or that may be required by underwriting) are met to the satisfaction of the Company. ALTA OWNER’S POLICY OF TITLE INSURANCE (07-01-2021) SCHEDULE A ISSUED BY STEWART TITLE GUARANTY COMPANY Copyright 2021 American Land Title Association. All rights reserved. The use of this Form (or derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 9010/9210 ALTA Owner's Policy of Title Insurance Schedule A (07-01-2021) COM PF Page 1 of 2

EXHIBIT "A" LEGAL DESCRIPTION All that certain tract, piece or parcel of land lying and being in Spartanburg County, South Carolina, and more particularly described as follows: All that certain tract, piece or parcel of land lying and being in Spartanburg County, South Carolina, and more particularly described as 21.925-acre parcel shown on a plat entitled “BOUNDARY AND RE-COMBINATION SURVEY” made by Steven G. Branyon PLS No. 22741, of Branyon Land Surveying, LLC, dated September 26, 2023, recorded on October 19, 2023 in Plat Book 184 Page 314 in the Register of Deeds for Spartanburg County, South Carolina, and re-recorded on November 8, 2023 in Plat Book 184, Page 427, in the Register of Deeds for Spartanburg County, South Carolina. Said property having such size, shape, location, buttings, boundings, courses and distances as by reference to said plat will more fully appear. Together with easement rights as more particularly described in Reciprocal Utility Easement Agreement by 300 JONES ROAD LLC, a Delaware limited liability company and SC 1 Mining Site LLC, a Delaware limited liability company, recorded in Book ___ Page ____ on _________ , 2023, Spartanburg County Registry, SC. Derivation: Being a portion of the property conveyed to 300 Jones Road LLC, a Delaware limited liability company, from LSC Communications MCL LLC, a Delaware limited liability company, by deed dated December 7, 2021 and recorded December 23, 2021 in Book 135-D, Pages 525-534 in the Office of the Register of Deeds in Spartanburg County, South Carolina, as thereafter re-recorded on May 18, 2022 in Book 137-E, Pages 258-271 in the Office of the Register of Deeds in Spartanburg County, South Carolina, as thereafter re-recorded on August 30, 2023 in Book 143-F, Pages 278-293 in the Office of the Register of Deeds in Spartanburg County, South Carolina. TMS#: 3-08-00-090.00 This is a Pro Forma Policy, which provides no insurance coverage, furnished to or on behalf of the proposed insured. This pro forma does not reflect the present status or condition of title and is not a commitment to insure the estate or interest or to provide any affirmative coverage shown herein. Any commitment must be an expressly written undertaking issued on the appropriate forms of the Company. This Pro Forma Policy solely indicates the form and content of the Policy which the Company may issue if all necessary documents are furnished, all acts are performed, and all requirements set forth in the title commitment covering this property (or that may be required by underwriting) are met to the satisfaction of the Company. ALTA OWNER’S POLICY OF TITLE INSURANCE (07-01-2021) SCHEDULE A ISSUED BY STEWART TITLE GUARANTY COMPANY Copyright 2021 American Land Title Association. All rights reserved. The use of this Form (or derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 9010/9210 ALTA Owner's Policy of Title Insurance Schedule A (07-01-2021) COM PF Page 2 of 2

This is a Pro Forma Policy, which provides no insurance coverage, furnished to or on behalf of the proposed insured. This pro forma does not reflect the present status or condition of title and is not a commitment to insure the estate or interest or to provide any affirmative coverage shown herein. Any commitment must be an expressly written undertaking issued on the appropriate forms of the Company. This Pro Forma Policy solely indicates the form and content of the Policy which the Company may issue if all necessary documents are furnished, all acts are performed, and all requirements set forth in the title commitment covering this property (or that may be required by underwriting) are met to the satisfaction of the Company.

ALTA OWNER'S POLICY OF TITLE INSURANCE (07-01-2021)
SCHEDULE B

ISSUED BY
STEWART TITLE GUARANTY COMPANY

File Number: 23000500115 **Policy Number: PROFORMA**

EXCEPTIONS FROM COVERAGE

Some historical land records contain Discriminatory Covenants that are illegal and unenforceable by law. This policy treats any Discriminatory Covenant in a document referenced in Schedule B as if each Discriminatory Covenant is redacted, repudiated, removed, and not republished or recirculated. Only the remaining provisions of the document are excepted from coverage.

This policy does not insure against loss or damage and the Company will not pay costs, attorneys' fees, or expenses resulting from the terms and conditions of any lease or easement identified in Schedule A, and the following matters:

1. Intentionally Deleted.
2. Intentionally Deleted.
3. Taxes for the year 2024, and subsequent years, a lien not yet due and payable, plus any special assessments.
4. Intentionally Deleted.
5. Intentionally Deleted.
6. Intentionally Deleted.
7. Intentionally Deleted.
8. Rights of tenants in possession under unrecorded lease agreements as tenants only without rights of first refusal or options to purchase.
9. Intentionally Deleted.
10. Easements, Rights of Way, and all other matters disclosed by Plat(s) recorded in Plat Book 83, Page 6; Plat Book 83, Page 180; Plat Book 83, Page 206; Plat Book 84, Page 139; and Plat Book 142, Page 330, Spartanburg County Registry.
11. Easement(s) and/or Right(s) of Way to Southern Power Company, recorded in Book 6W, Page 671 and Book 6W, Page 672, Spartanburg County Registry.
12. Easement(s) and/or Right(s) of Way to Duke Power Company, recorded in Book 59N, Page 306; Book 9E, Page 35; Book 13Q, Page 428; Book 14N, Page 442; Book 16K, Page 91; Book 17S, Page 234; Book 18Y, Page 612; Book 19G, Page 504; Book 19S, Page 463; Book 23N, Page 584; Book 23S, Page 406; Book 24F, Page 349; Book 28P, Page 140; and Book 43Z, Page 318, Spartanburg County Registry.
13. Right-of-Way and Easement to Spartanburg County, recorded in Book 43B, Page 678, Spartanburg County Registry.
14. Intentionally Deleted.

Copyright 2021 American Land Title Association. All rights reserved.
The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use.
All other uses are prohibited. Reprinted under license from the American Land Title Association.
File No. 23000500115 Page 1 of 2
9010/9210 ALTA Owner's Policy of Title Insurance Schedule B (07-01-2021) PE PF

This is a Pro Forma Policy, which provides no insurance coverage, furnished to or on behalf of the proposed insured. This pro forma does not reflect the present status or condition of title and is not a commitment to insure the estate or interest or to provide any affirmative coverage shown herein. Any commitment must be an expressly written undertaking issued on the appropriate forms of the Company. This Pro Forma Policy solely indicates the form and content of the Policy which the Company may issue if all necessary documents are furnished, all acts are performed, and all requirements set forth in the title commitment covering this property (or that may be required by underwriting) are met to the satisfaction of the Company.

ALTA OWNER'S POLICY OF TITLE INSURANCE (07-01-2021)
SCHEDULE B

ISSUED BY
STEWART TITLE GUARANTY COMPANY

15. Easement(s) and/or Right(s) of Way to Duke Power Company, recorded in Book 9E, Page 41; Book 12Y, Page 341; Book 16X, Page 389; Book 29A, Page 412; Book 29M, Page 229; Book 32U, Page 176; and Book 38X, Page 412, Spartanburg County Registry.

16. Intentionally Deleted.

17. Intentionally Deleted.

18. Intentionally Deleted.

19. Lease to Duke Power Company, recorded in Book 63L, Page 369, Spartanburg County Registry.

20. Utility Easement & Right-of-Way Agreement to Duke Power Company LLC, recorded in Book 86C, Page 121, Spartanburg County Registry.

21. Intentionally Deleted.

22. Intentionally Deleted.

23. Intentionally Deleted.

24. Terms and conditions of Reciprocal Utility Easement Agreement by 300 JONES ROAD LLC, a Delaware limited liability company and SC 1 Mining Site LLC, a Delaware limited liability company, recorded in Book ___ , Page ____ , Spartanburg County Registry.

25. The ALTA/NSPS Land Title Survey prepared by Steven G. Branyon PLS No. 22741, of Branyon Land Surveying, LLC, dated November 8, 2023, and designated Project No. 21159 (the "Survey"), discloses the following:

    a. Intentionally Deleted.
    b. Intentionally Deleted.

End of Exceptions

Copyright 2021 American Land Title Association. All rights reserved.
The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use.
All other uses are prohibited. Reprinted under license from the American Land Title Association.
File No. 23000500115 Page 2 of 2
9010/9210 ALTA Owner's Policy of Title Insurance Schedule B (07-01-2021) PE PF

STEWART INFORMATION SERVICES CORPORATION Updated August 29, 2023 GRAMM LEACH BLILEY PRIVACY NOTICE This Stewart Information Services Corporation Privacy Notice (“Notice”) explains how we and our affiliates and majority- owned subsidiary companies (collectively, “Stewart,” "our" "we") collect, use, and protect personal information, when and to whom we disclose such information, and the choices you have about the use and disclosure of your personal information. Pursuant to Title V of the Gramm-Leach Bliley Act (“GLBA”) and other Federal and state laws and regulations applicable to financial institutions, consumers have the right to limit some, but not all sharing of their personal information. Please read this Notice carefully to understand how Stewart uses your personal information. The types of personal information Stewart collects, and shares depend on the product or service you have requested. Stewart may collect the following categories of personal and financial information from you throughout your transaction: 1. 2. 3. Identifiers: Real name, alias, online IP address if accessing company websites, email address, account name, unique online identifier or other similar identifiers; Demographic Information: Marital status, gender, date of birth. Personal Information and Personal Financial Information: Full name, signature, social security number, address, driver's license number, passport number, telephone number, insurance policy number, education, employment, employment history, bank account number, credit card number, debit card number, credit reports, or any other information necessary to complete the transaction. Stewart may collect personal information about you from: 1. 2. 3. Publicly available information from government records. Information we receive directly from you or your agent(s), such as your lender or real estate broker; Information we receive from consumer reporting agencies and/or governmental entities, either directly from these entities or through others. Stewart may use your personal information for the following purposes: 1. 2. 3. To provide products and services to you in connection with a transaction. To improve our products and services. To communicate with you about our affiliates’, and others’ products and services, jointly or independently. Stewart may use or disclose the personal information we collect for one or more of the following purposes: a. To fulfill or meet the reason for which the information is provided. b. To provide, support, personalize, and develop our website, products, and services. c. To create, maintain, customize, and secure your account with Stewart. d. To process your requests, purchases, transactions, and payments and prevent transactional fraud. e. To prevent and/or process claims. f. To assist third party vendors/service providers who complete transactions or perform services on Stewart’s behalf pursuant to valid service provider agreements. g. As necessary or appropriate to protect the rights, property or safety of Stewart, our customer or others. h. To provide you with support and to respond to your inquiries, including to investigate and address your concerns and monitor and improve our responses. i. To help maintain the safety, security, and integrity of our website, products and services, databases and other technology-based assets, and business. j. To respond to law enforcement or regulator requests as required by applicable law, court order, or governmental regulations. k. Auditing for compliance with federal and state laws, rules and regulations. l. Performing services including maintaining or servicing accounts, providing customer service, processing or fulfilling orders and transactions, verifying customer information, processing payments. m. To evaluate or conduct a merger, divestiture, restructuring, reorganization, dissolution, or other sale or transfer of some or all our assets, whether as an on going transaction or as part of bankruptcy, liquidation, or similar proceeding, in which personal information held by us is among the assets transferred. File No.: 23000500115 Updated 08/24/2023 Page 1

Stewart will not collect additional categories of personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice. Disclosure of Personal Information to Affiliated Companies and Nonaffiliated Third Parties Stewart does not sell your personal information to nonaffiliated third parties. Stewart may share your information with those you have designated as your agent throughout the course of your transaction (for example, your realtor, broker, or a lender). Stewart may disclose your personal information to a non-affiliated third-party service providers and vendors to render services to complete your transaction. We share your personal information with the following categories of third parties: a. Non-affiliated service providers and vendors we contract with to render specific services (For example, search companies, mobile notaries, and companies providing credit/debit card processing, billing, shipping, repair, customer service, auditing, marketing, etc.) b. To enable Stewart to prevent criminal activity, fraud, material misrepresentation, or nondisclosure. c. Stewart’s affiliated and subsidiary companies. d. Parties involved in litigation and attorneys, as required by law. e. Financial rating organizations, rating bureaus and trade associations, taxing authorities, if required in the transaction. f. Federal and State Regulators, law enforcement and other government entities to law enforcement or authorities in connection with an investigation, or in response to a subpoena or court order. The law does not require your prior authorization or consent and does not allow you to restrict the disclosures described above. Additionally, we may disclose your information to third parties for whom you have given us authorization or consent to make such disclosure. We do not otherwise share your Personal Information or browsing information with non- affiliated third parties, except as required or permitted by law. Right to Limit Use of Your Personal Information You have the right to opt-out of sharing of your personal information among our affiliates to directly market to you. To opt- out of sharing your information with affiliates for direct marketing, you may send an “opt out” request to OptOut@stewart.com, or contact us through other available methods provided under “Contact Information” in this Notice. We do not share your Personal Information with nonaffiliates for their use to direct market to you without your consent. How Stewart Protects Your Personal Information Stewart maintains physical, technical and administrative safeguards and policies to protect your personal information. Contact Information If you have specific questions or comments about this Notice, the ways in which Stewart collects and uses your information described herein, or your choices and rights regarding such use, please do not hesitate to contact us at: Phone: Toll Free at 1-866-571-9270 Email: Privacyrequest@stewart.com Postal Address: Stewart Information Services Corporation Attn: Mary Thomas, Chief Compliance and Regulatory Officer 1360 Post Oak Blvd., Ste. 100, MC #14-1 Houston, TX 77056 File No.: 23000500115 Updated 08/24/2023 Page 2

Effective Date: January 1, 2020 Updated: August 24, 2023 STEWART INFORMATION SERVICES CORPORATION PRIVACY NOTICE FOR CALIFORNIA RESIDENTS Stewart Information Services Corporation and its affiliates and majority owned subsidiary companies (collectively, "Stewart", "our" "we") respect and are committed to protecting your privacy. Pursuant to the California Consumer Privacy Act of 2018 (“CCPA”) and the California Privacy Rights Act of 2020 ("CPRA"), we are providing this Privacy Notice ("CCPA Notice"). This CCPA Notice explains how we collect, use and disclose personal information, when and to whom we disclose such information, and the rights you, as a California resident have regarding your Personal Information. This CCPA Notice supplements the information contained in Stewart’s existing privacy notice and applies solely to all visitors, users, and consumers and others who reside in the State of California or are considered California Residents as defined in the CCPA (“consumers” or “you”). All terms defined in the CCPA & CPRA have the same meaning when used in this Notice. Personal and Sensitive Personal Information Stewart Collects Stewart has collected the following categories of personal and sensitive personal information from consumers within the last twelve (12) months: A. Identifiers. A real name, alias, postal address, unique personal identifier, online identifier, Internet Protocol address, email address, account name, Social Security number, driver's license number, passport number, or other similar identifiers. B. Personal information categories listed in the California Customer Records statute (Cal. Civ. Code § 1798.80(e)). A name, signature, Social Security number, address, telephone number, passport number, driver's license or state identification card number, insurance policy number, education, employment, employment history, bank account number, credit card number, debit card number, or any other financial information. C. Protected classification characteristics under California or federal law. Age, race, color, ancestry, national origin, citizenship, marital status, sex (including gender, gender identity, gender expression), veteran or military status. D. Commercial information. Records of personal property, products or services purchased, obtained, or considered, or other purchasing or consuming histories or tendencies. E. Internet or other similar network activity. Browsing history, search history, information on a consumer's interaction with a website, application or advertisement. F. Geolocation data. Stewart obtains the categories of personal and sensitive information listed above from the following categories of sources: ü Directly and indirectly from customers, their designees, or their agents (For example, realtors, lenders, attorneys, brokers, etc.) ü Directly and indirectly from activity on Stewart's website or other applications. ü From third parties that interact with Stewart in connection with the services we provide. Use of Personal and Sensitive Personal Information Stewart may use or disclose the personal or sensitive information we collect for one or more of the following purposes: a. To fulfill or meet the reason for which the information is provided. b. To provide, support, personalize, and develop our website, products, and services. c. To create, maintain, customize, and secure your account with Stewart. d. To process your requests, purchases, transactions, and payments and prevent transactional fraud. e. To prevent and/or process claims. f. To assist third party vendors/service providers who complete transactions or perform services on Stewart’s behalf pursuant to valid service provider agreements. g. As necessary or appropriate to protect the rights, property or safety of Stewart, our customers or others. h. To provide you with support and to respond to your inquiries, including to investigate and address your concerns and monitor and improve our responses. File No.: 23000500115 Updated 08/24/2023 Page 3

i. To personalize your website experience and to deliver content and product and service offerings relevant to your interests, including targeted offers and ads through our website, third-party sites, and via email or text message (with your consent, where required by law). j. To help maintain the safety, security, and integrity of our website, products and services, databases and other technology-based assets, and business. k. To respond to law enforcement or regulator requests as required by applicable law, court order, or governmental regulations. l. Auditing for compliance with federal and state laws, rules and regulations. m. Performing services including maintaining or servicing accounts, providing customer service, processing or fulfilling orders and transactions, verifying customer information, processing payments, providing advertising or marketing services or other similar services. n. To evaluate or conduct a merger, divestiture, restructuring, reorganization, dissolution, or other sale or transfer of some or all our assets, whether as a going concern or as part of bankruptcy, liquidation, or similar proceeding, in which personal information held by us is among the assets transferred. Stewart will not collect additional categories of personal or sensitive information or use the personal or sensitive information we collected for materially different, unrelated, or incompatible purposes without providing you notice. Disclosure of Personal Information to Affiliated Companies and Nonaffiliated Third Parties Stewart does not sell your personal information to nonaffiliated third parties. Stewart may share your information with those you have designated as your agent throughout the course of your transaction (for example, a realtor, broker, or a lender). We share your personal information with the following categories of third parties: a. b. c. d. e. Service providers and vendors we contract with to render specific services (For example, search companies, mobile notaries, and companies providing credit/debit card processing, billing, shipping, repair, customer service, auditing, marketing, etc.) Affiliated Companies. Parties involved in litigation and attorneys, as required by law. Financial rating organizations, rating bureaus and trade associations. Federal and State Regulators, law enforcement and other government entities In the preceding twelve (12) months, Stewart has disclosed the following categories of personal information. Category A: Identifiers Category B: California Customer Records personal information categories Category C: Protected classification characteristics under California or federal law Category D: Commercial Information Category E: Internet or other similar network activity Category F: Non-public education information A. Your Consumer Rights and Choices Under CCPA and CPRA The CCPA and CPRA provide consumers (California residents as defined in the CCPA) with specific rights regarding their personal information. This section describes your rights and explains how to exercise those rights. i. Access to Specific Information and Data Portability Rights You have the right to request that Stewart disclose certain information to you about our collection and use of your personal information over the past 12 months. Once we receive and confirm your verifiable consumer request, Stewart will disclose to you: ü ü ü ü ü ü The categories of personal information Stewart collected about you. The categories of sources for the personal information Stewart collected about you. Stewart’s business or commercial purpose for collecting that personal information. The categories of third parties with whom Stewart shares that personal information. The specific pieces of personal information Stewart collected about you (also called a data portability request). If Stewart disclosed your personal data for a business purpose, a listing identifying the personal information categories that each category of recipient obtained. ii. Deletion Request Rights You have the right to request that Stewart delete any personal information we collected from you and retained, subject to certain exceptions. Once we receive and confirm your verifiable consumer request, Stewart will delete (and direct our File No.: 23000500115 Updated 08/24/2023 Page 4 service providers to delete) your personal information from our records, unless an exception applies.

Stewart may deny your deletion request if retaining the information is necessary for us or our service providers to:

1. Complete the transaction for which we collected the personal information, provide a good or service that you requested, take actions reasonably anticipated within the context of our ongoing business relationship with you, or otherwise perform our contract with you.
2. Detect security incidents, protect against malicious, deceptive, fraudulent, or illegal activity, or prosecute those responsible for such activities.
3. Debug products to identify and repair errors that impair existing intended functionality.
4. Exercise free speech, ensure the right of another consumer to exercise their free speech rights, or exercise another right provided for by law.
5. Comply with the California Electronic Communications Privacy Act (Cal. Penal Code § 1546 *seq.*)
6. Engage in public or peer-reviewed scientific, historical, or statistical research in the public interest that adheres to all other applicable ethics and privacy laws, when the information's deletion may likely render impossible or seriously impair the research's achievement, if you previously provided informed consent.
7. Enable solely internal uses that are reasonably aligned with consumer expectations based on your relationship with us.
8. Comply with a legal obligation.
9. Make other internal and lawful uses of that information that are compatible with the context in which you provided it.

iii. Opt-Out of Information Sharing and Selling

Stewart does not share or sell information to third parties, as the terms are defined under the CCPA and CPRA. Stewart only shares your personal information as commercially necessary and in accordance with this CCPA Notice.

iv. Correction of Inaccurate Information

You have the right to request that Stewart correct any inaccurate personal information maintained about you.

v. Limit the Use of Sensitive Personal Information

You have the right to limit how your sensitive personal information, as defined in the CCPA and CPRA is disclosed or shared with third parties.

Exercising Your Rights Under CCPA and CPRA

If you have questions or comments about this notice, the ways in which Stewart collects and uses your information described herein, your choices and rights regarding such use, or wish to exercise your rights under California law, please submit a verifiable consumer request to us by the available means provided below.

1. Emailing us at OptOut@stewart.com or
2. https://www.stewart.com/en/quick-links/ccpa-request.html

Only you, or someone legally authorized to act on your behalf, may make a verifiable consumer request related to your personal information. You may also make a verifiable consumer request on behalf of your minor child, if applicable.

To designate an authorized agent, please contact Stewart through one of the methods mentioned above.

You may only make a verifiable consumer request for access or data portability twice within a 12-month period. The verifiable consumer request must:

- Provide sufficient information that allows us to reasonably verify you are the person about whom we collected personal information or an authorized representative.

- Describe your request with sufficient detail that allows us to properly understand, evaluate, and respond to it.

Stewart cannot respond to your request or provide you with personal information if we cannot verify your identity or authority to make the request and confirm the personal information relates to you.

Making a verifiable consumer request does not require you to create an account with Stewart.

Response Timing and Format

We endeavor to respond to a verifiable consumer request within forty-five (45) days of its receipt. If we require more time (up to an additional 45 days), we will inform you of the reason and extension period in writing.

A written response will be delivered by mail or electronically, at your option.

File No.: 23000500115
Updated 08/24/2023
Page 5

Any disclosures we provide will only cover the 12-month period preceding the verifiable consumer request’s receipt. The response we provide will also explain the reasons we cannot comply with a request, if applicable. Stewart does not charge a fee to process or respond to your verifiable consumer request unless it is excessive, repetitive, or manifestly unfounded. If we determine that the request warrants a fee, we will tell you why we made that decision and provide you with a cost estimate before completing your request. Non-Discrimination Stewart will not discriminate against you for exercising any of your CCPA rights. Unless permitted by the CCPA, we will not: ü ü ü ü Deny you goods or services. Charge you different prices or rates for goods or services, including through granting discounts or other benefits, or imposing penalties. Provide you with a different level or quality of goods or services. Suggest that you may receive a different price or rate for goods or services or a different level or quality of goods or services. Record Retention Your personal information will not be kept for longer than is necessary for the business purpose for which it is collected and processed. We will retain your personal information and records based on established record retention policies pursuant to California law and in compliance with all federal and state retention obligations. Additionally, we will retain your personal information to comply with applicable laws, regulations, and legal processes (such as responding to subpoenas or court orders), and to respond to legal claims, resolve disputes, and comply with legal or regulatory recordkeeping requirements Changes to This CCPA Notice Stewart reserves the right to amend this CCPA Notice at our discretion and at any time. When we make changes to this CCPA Notice, we will post the updated Notice on Stewart’s website and update the Notice’s effective date. Link to Privacy Notice https://www.stewart.com/en/privacy.html Contact Information Stewart Information Services Corporation Attn: Mary Thomas, Chief Compliance and Regulatory Officer 1360 Post Oak Blvd., Ste. 100, MC #14-1 Houston, TX 77056 File No.: 23000500115 Updated 08/24/2023 Page 6

ALTA 3.4 ZONING – NO ZONING CLASSIFICATION ENDORSEMENT (07-01-2021) THIS ENDORSEMENT IS ISSUED AS PART OF POLICY NUMBER PROFORMA ISSUED BY STEWART TITLE GUARANTY COMPANY File No.: 23000500115 1. For purposes of this endorsement: a. “Improvement”: A building or structure located on the Land at the Date of Policy. b. “Zoning Ordinance”: A zoning ordinance or zoning regulation of a county or municipality of the State that is in effect and applicable to the Land at the Date of Policy. 2. The Company insures against loss or damage sustained by the Insured resulting from: a. The following use not being allowed by the county or municipality of the State because the use violates the Zoning Ordinance: Industrial, data center and server farm b. A final decree of a State or federal court having jurisdiction either prohibiting the use or requiring the removal or alteration of the Improvement because, at the Date of Policy, the use violates the Zoning Ordinance with respect to any of the following matters: i. The area, width, or depth of the Land as a building site for the Improvement; ii. The floor space area of the Improvement; iii. A setback of the Improvement from the property lines of the Land; iv. The height of the Improvement; or v. The number of parking spaces. 3. Section 2 does not insure against loss or damage and the Company will not pay costs, attorneys’ fees, or expenses resulting from: a. Any other regulation or restriction of use or activity on the Land: i. Imposed by a covenant, condition, restriction, or limitation on the Title; or ii. Imposed by a state or federal law, statute, code, enactment, ordinance, permit, regulation, rule, order, or court decision; b. Any refusal to purchase, lease, or lend money on the Title; or c. Any zoning ordinance or zoning regulation adopted after the Date of Policy. This is a Pro Forma Policy, which provides no insurance coverage, furnished to or on behalf of the proposed insured. This pro forma does not reflect the present status or condition of title and is not a commitment to insure the estate or interest or to provide any affirmative coverage shown herein. Any commitment must be an expressly written undertaking issued on the appropriate forms of the Company. This Pro Forma Policy solely indicates the form and content of the Policy which the Company may issue if all necessary documents are furnished, all acts are performed, and all requirements set forth in the title commitment covering this property (or that may be required by underwriting) are met to the satisfaction of the Company. Copyright 2021 American Land Title Association. All rights reserved. The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 / Policy Number: PROFORMA ALTA 3.4 Zoning – No Zoning Classification Endorsement OP (07-01-2021) PF Page 1 of 2

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Date: PROFORMA Countersigned by: Stewart Title Guaranty Company - Commercial Services 5935 Carnegie Blvd, Suite 301 Charlotte, NC 28209 (888) 860-5554 Endorsement Serial No. PROFORMA This is a Pro Forma Policy, which provides no insurance coverage, furnished to or on behalf of the proposed insured. This pro forma does not reflect the present status or condition of title and is not a commitment to insure the estate or interest or to provide any affirmative coverage shown herein. Any commitment must be an expressly written undertaking issued on the appropriate forms of the Company. This Pro Forma Policy solely indicates the form and content of the Policy which the Company may issue if all necessary documents are furnished, all acts are performed, and all requirements set forth in the title commitment covering this property (or that may be required by underwriting) are met to the satisfaction of the Company. Copyright 2021 American Land Title Association. All rights reserved. The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 / Policy Number: PROFORMA ALTA 3.4 Zoning – No Zoning Classification Endorsement OP (07-01-2021) PF Page 2 of 2

ALTA ENDORSEMENT 8.2-06 (COMMERCIAL ENVIRONMENTAL PROTECTION LIEN) PROFORMA ATTACHED TO POLICY NUMBER PROFORMA ISSUED BY STEWART TITLE GUARANTY COMPANY File No.: 23000500115 Premium: The Company insures against loss or damage sustained by the Insured by reason of an environmental protection lien that, at Date of Policy, is recorded in the Public Records or filed in the records of the clerk of the United States district court for the district in which the Land is located, unless the environmental protection lien is set forth as an exception in Schedule B. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Date: PROFORMA Countersigned by: Stewart Title Guaranty Company - Commercial Services 5935 Carnegie Blvd, Suite 301 Charlotte, NC 28209 (888) 860-5554 Endorsement Serial No. PROFORMA This is a Pro Forma Policy, which provides no insurance coverage, furnished to or on behalf of the proposed insured. This pro forma does not reflect the present status or condition of title and is not a commitment to insure the estate or interest or to provide any affirmative coverage shown herein. Any commitment must be an expressly written undertaking issued on the appropriate forms of the Company. This Pro Forma Policy solely indicates the form and content of the Policy which the Company may issue if all necessary documents are furnished, all acts are performed, and all requirements set forth in the title commitment covering this property (or that may be required by underwriting) are met to the satisfaction of the Company. Copyright 2006-2009 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 ALTA Endorsement 8.2-06 (Commercial Environmental Protection Lien) Adopted 10/16/08 PROFORMA Page 1 of 1

ALTA ENDORSEMENT 9.2-06 (COVENANTS, CONDITIONS AND RESTRICTIONS – IMPROVED LAND – OWNER'S POLICY) PROFORMA ATTACHED TO POLICY NUMBER PROFORMA ISSUED BY STEWART TITLE GUARANTY COMPANY File No.: 23000500115 Premium: 1. The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy. 2. For the purposes of this endorsement only: a. “Covenant” means a covenant, condition, limitation or restriction in a document or instrument in effect at Date of Policy. b. “Improvement” means a building, structure located on the surface of the Land, road, walkway, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees. 3. The Company insures against loss or damage sustained by the Insured by reason of: a. A violation on the Land at Date of Policy of an enforceable Covenant, unless an exception in Schedule B of the policy identifies the violation. b. Enforced removal of an Improvement as a result of a violation, at Date of Policy, of a building setback line shown on a plat of subdivision recorded or filed in the Public Records, unless an exception in Schedule B of the policy identifies the violation; or c. A notice of a violation, recorded in the Public Records at Date of Policy, of an enforceable Covenant relating to environmental protection describing any part of the Land and referring to that Covenant, but only to the extent of the violation of the Covenant referred to in that notice, unless an exception in Schedule B of the policy identifies the notice of the violation. 4. This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from: a. any Covenant contained in an instrument creating a lease; b. any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land; or c. except as provided in Section 3.c., any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances. This is a Pro Forma Policy, which provides no insurance coverage, furnished to or on behalf of the proposed insured. This pro forma does not reflect the present status or condition of title and is not a commitment to insure the estate or interest or to provide any affirmative coverage shown herein. Any commitment must be an expressly written undertaking issued on the appropriate forms of the Company. This Pro Forma Policy solely indicates the form and content of the Policy which the Company may issue if all necessary documents are furnished, all acts are performed, and all requirements set forth in the title commitment covering this property (or that may be required by underwriting) are met to the satisfaction of the Company. Copyright 2006-2012 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 ALTA Endorsement 9.2-06 (Covenants, Conditions and Restrictions – Improved Land – Owner's Policy) PF Revised 04-02-12 Page 1 of 2

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Date: PROFORMA Countersigned by: Stewart Title Guaranty Company - Commercial Services 5935 Carnegie Blvd, Suite 301 Charlotte, NC 28209 (888) 860-5554 Endorsement Serial No. PROFORMA This is a Pro Forma Policy, which provides no insurance coverage, furnished to or on behalf of the proposed insured. This pro forma does not reflect the present status or condition of title and is not a commitment to insure the estate or interest or to provide any affirmative coverage shown herein. Any commitment must be an expressly written undertaking issued on the appropriate forms of the Company. This Pro Forma Policy solely indicates the form and content of the Policy which the Company may issue if all necessary documents are furnished, all acts are performed, and all requirements set forth in the title commitment covering this property (or that may be required by underwriting) are met to the satisfaction of the Company. Copyright 2006-2012 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 ALTA Endorsement 9.2-06 (Covenants, Conditions and Restrictions – Improved Land – Owner's Policy) PF Revised 04-02-12 Page 2 of 2

ALTA ENDORSEMENT 17-06 (ACCESS AND ENTRY) PROFORMA ATTACHED TO POLICY NUMBER PROFORMA ISSUED BY STEWART TITLE GUARANTY COMPANY File No.: 23000500115 Premium: The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the Land does not abut and have both actual vehicular and pedestrian access to and from Jones Road (the “Street”), (ii) the Street is not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that portion of the Street(s) abutting the Land. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Date: PROFORMA Countersigned by: Stewart Title Guaranty Company - Commercial Services 5935 Carnegie Blvd, Suite 301 Charlotte, NC 28209 (888) 860-5554 Endorsement Serial No. PROFORMA This is a Pro Forma Policy, which provides no insurance coverage, furnished to or on behalf of the proposed insured. This pro forma does not reflect the present status or condition of title and is not a commitment to insure the estate or interest or to provide any affirmative coverage shown herein. Any commitment must be an expressly written undertaking issued on the appropriate forms of the Company. This Pro Forma Policy solely indicates the form and content of the Policy which the Company may issue if all necessary documents are furnished, all acts are performed, and all requirements set forth in the title commitment covering this property (or that may be required by underwriting) are met to the satisfaction of the Company. Copyright 2006-2009 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 ALTA Endorsement 17-06 (Access and Entry) (6/17/06) PROFORMA O Page 1 of 1

ALTA ENDORSEMENT 17.2-06 (UTILITY ACCESS) PROFORMA ATTACHED TO POLICY NUMBER PROFORMA ISSUED BY STEWART TITLE GUARANTY COMPANY File No.: 23000500115 Premium: The Company insures against loss or damage sustained by the Insured by reason of the lack of a right of access to the following utilities or services: ˛ Water service ˛ Natural gas service ˛ Telephone service ˛ Electrical power service ˛ Sanitary sewer ˛ Storm water drainage ® ____________________ ® ____________________ ® ____________________ either over, under or upon rights-of-way or easements for the benefit of the Land because of: (1) a gap or gore between the boundaries of the Land and the rights-of-way or easements; (2) a gap between the boundaries of the rights-of-way or easements; or (3) a termination by a grantor, or its successor, of the rights-of-way or easements. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Date: PROFORMA Countersigned by: Stewart Title Guaranty Company - Commercial Services 5935 Carnegie Blvd, Suite 301 Charlotte, NC 28209 (888) 860-5554 Endorsement Serial No. PROFORMA This is a Pro Forma Policy, which provides no insurance coverage, furnished to or on behalf of the proposed insured. This pro forma does not reflect the present status or condition of title and is not a commitment to insure the estate or interest or to provide any affirmative coverage shown herein. Any commitment must be an expressly written undertaking issued on the appropriate forms of the Company. This Pro Forma Policy solely indicates the form and content of the Policy which the Company may issue if all necessary documents are furnished, all acts are performed, and all requirements set forth in the title commitment covering this property (or that may be required by underwriting) are met to the satisfaction of the Company. Copyright 2006-2009 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 ALTA Endorsement 17.2-06 (Utility Access) Adopted 10/16/08 PROFORMA Page 1 of 1

ALTA ENDORSEMENT 18.1-06 (MULTIPLE TAX PARCEL - Easements) ATTACHED TO POLICY NUMBER PROFORMA ISSUED BY STEWART TITLE GUARANTY COMPANY File No.: 23000500115 Premium: The Company insures against loss or damage sustained by the Insured by reason of: 1. those portions of the Land identified below not being assessed for real estate taxes under the listed tax identification numbers or those tax identification numbers including any additional land: 3-08-00-090.00 2. the easements, if any, described in Schedule A being cut off or disturbed by the nonpayment of real estate taxes, assessments or other charges imposed on the servient estate by a governmental authority. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Date: PROFORMA Countersigned by: Stewart Title Guaranty Company - Commercial Services 5935 Carnegie Blvd, Suite 301 Charlotte, NC 28209 (888) 860-5554 Endorsement Serial No. PROFORMA This is a Pro Forma Policy, which provides no insurance coverage, furnished to or on behalf of the proposed insured. This pro forma does not reflect the present status or condition of title and is not a commitment to insure the estate or interest or to provide any affirmative coverage shown herein. Any commitment must be an expressly written undertaking issued on the appropriate forms of the Company. This Pro Forma Policy solely indicates the form and content of the Policy which the Company may issue if all necessary documents are furnished, all acts are performed, and all requirements set forth in the title commitment covering this property (or that may be required by underwriting) are met to the satisfaction of the Company. Copyright 2006-2016 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 ALTA Endorsement 18.1-06 (Multiple Tax Parcel - Easements) 16-17-2006 (12-01-2016) Page 1 of 1

ALTA ENDORSEMENT 19-06 (CONTIGUITY – MULTIPLE PARCELS) PROFORMA ATTACHED TO POLICY NUMBER PROFORMA ISSUED BY STEWART TITLE GUARANTY COMPANY File No.: 23000500115 Premium: The Company insures against loss or damage sustained by the Insured by reason of: 1. the failure of the fee estate described in Schedule A to be contiguous with the insured easement parcel 2. the presence of any gaps, strips, or gores separating any of the contiguous boundary lines described above. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Date: PROFORMA Countersigned by: Stewart Title Guaranty Company - Commercial Services 5935 Carnegie Blvd, Suite 301 Charlotte, NC 28209 (888) 860-5554 Endorsement Serial No. PROFORMA This is a Pro Forma Policy, which provides no insurance coverage, furnished to or on behalf of the proposed insured. This pro forma does not reflect the present status or condition of title and is not a commitment to insure the estate or interest or to provide any affirmative coverage shown herein. Any commitment must be an expressly written undertaking issued on the appropriate forms of the Company. This Pro Forma Policy solely indicates the form and content of the Policy which the Company may issue if all necessary documents are furnished, all acts are performed, and all requirements set forth in the title commitment covering this property (or that may be required by underwriting) are met to the satisfaction of the Company. Copyright 2006-2009 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 ALTA Endorsement 19-06 (Contiguity – Multiple Parcels) (6/17/06) PROFORMA Page 1 of 1

ALTA ENDORSEMENT 22-06 (LOCATION) PROFORMA ATTACHED TO POLICY NUMBER PROFORMA ISSUED BY STEWART TITLE GUARANTY COMPANY File No.: 23000500115 Premium: The Company insures against loss or damage sustained by the Insured by reason of the failure of a Commercial Building known as 300 Jones Rd., Spartanburg, SC 29307, to be located on the Land at Date of Policy. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Date: PROFORMA Countersigned by: Stewart Title Guaranty Company - Commercial Services 5935 Carnegie Blvd, Suite 301 Charlotte, NC 28209 (888) 860-5554 Endorsement Serial No. PROFORMA This is a Pro Forma Policy, which provides no insurance coverage, furnished to or on behalf of the proposed insured. This pro forma does not reflect the present status or condition of title and is not a commitment to insure the estate or interest or to provide any affirmative coverage shown herein. Any commitment must be an expressly written undertaking issued on the appropriate forms of the Company. This Pro Forma Policy solely indicates the form and content of the Policy which the Company may issue if all necessary documents are furnished, all acts are performed, and all requirements set forth in the title commitment covering this property (or that may be required by underwriting) are met to the satisfaction of the Company. Copyright 2006-2009 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 ALTA Endorsement 22-06 (Location) (6/17/06) PROFORMA Page 1 of 1

ALTA ENDORSEMENT 25-06 (SAME AS SURVEY) PROFORMA ATTACHED TO POLICY NUMBER PROFORMA ISSUED BY STEWART TITLE GUARANTY COMPANY File No.: 23000500115 Premium: The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on the survey made by Steven G. Branyon PLS No. 22741, of Branyon Land Surveying, LLC, dated November 8, 2023, and designated Project No. 21159. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Date: PROFORMA Countersigned by: Stewart Title Guaranty Company - Commercial Services 5935 Carnegie Blvd, Suite 301 Charlotte, NC 28209 (888) 860-5554 Endorsement Serial No. PROFORMA This is a Pro Forma Policy, which provides no insurance coverage, furnished to or on behalf of the proposed insured. This pro forma does not reflect the present status or condition of title and is not a commitment to insure the estate or interest or to provide any affirmative coverage shown herein. Any commitment must be an expressly written undertaking issued on the appropriate forms of the Company. This Pro Forma Policy solely indicates the form and content of the Policy which the Company may issue if all necessary documents are furnished, all acts are performed, and all requirements set forth in the title commitment covering this property (or that may be required by underwriting) are met to the satisfaction of the Company. Copyright 2006-2009 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 ALTA Endorsement 25-06 (Same as Survey) Adopted 10/16/08 PROFORMA O Page 1 of 1

ALTA 26 SUBDIVISION ENDORSEMENT (07-01-2021) THIS ENDORSEMENT IS ISSUED AS PART OF POLICY NUMBER PROFORMA ISSUED BY STEWART TITLE GUARANTY COMPANY File No.: 23000500115 Premium: The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land to constitute a lawfully created parcel according to the State subdivision statutes and the subdivision ordinances of the county or municipality of the State applicable to the Land. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Date: PROFORMA Countersigned by: Stewart Title Guaranty Company - Commercial Services 5935 Carnegie Blvd, Suite 301 Charlotte, NC 28209 (888) 860-5554 Endorsement Serial No. PROFORMA This is a Pro Forma Policy, which provides no insurance coverage, furnished to or on behalf of the proposed insured. This pro forma does not reflect the present status or condition of title and is not a commitment to insure the estate or interest or to provide any affirmative coverage shown herein. Any commitment must be an expressly written undertaking issued on the appropriate forms of the Company. This Pro Forma Policy solely indicates the form and content of the Policy which the Company may issue if all necessary documents are furnished, all acts are performed, and all requirements set forth in the title commitment covering this property (or that may be required by underwriting) are met to the satisfaction of the Company. Copyright 2021 American Land Title Association. All rights reserved. The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 / Policy Number: PROFORMA ALTA 26 Subdivision Endorsement (07-01-2021) OP PF Page 1 of 1

ALTA ENDORSEMENT 28-06 (EASEMENT – DAMAGE OR ENFORCED REMOVAL) PROFORMA ATTACHED TO POLICY NUMBER PROFORMA ISSUED BY STEWART TITLE GUARANTY COMPANY File No.: 23000500115 Premium: The Company insures against loss or damage sustained by the Insured if the exercise of the granted or reserved rights to use or maintain the easement(s) referred to in Exception(s) 10-13, and 15 of Schedule B results in: (1) damage to an existing building located on the Land, or (2) enforced removal or alteration of an existing building located on the Land. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Date: PROFORMA Countersigned by: Stewart Title Guaranty Company - Commercial Services 5935 Carnegie Blvd, Suite 301 Charlotte, NC 28209 (888) 860-5554 Endorsement Serial No. PROFORMA This is a Pro Forma Policy, which provides no insurance coverage, furnished to or on behalf of the proposed insured. This pro forma does not reflect the present status or condition of title and is not a commitment to insure the estate or interest or to provide any affirmative coverage shown herein. Any commitment must be an expressly written undertaking issued on the appropriate forms of the Company. This Pro Forma Policy solely indicates the form and content of the Policy which the Company may issue if all necessary documents are furnished, all acts are performed, and all requirements set forth in the title commitment covering this property (or that may be required by underwriting) are met to the satisfaction of the Company. Copyright 2006-2010 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 ALTA Endorsement 28-06 (Easement – Damage or Enforced Removal) Revised 02/03/10 PROFORMA Page 1 of 1

This is a Pro Forma Policy, which provides no insurance coverage, furnished to or on behalf of the proposed insured. This pro forma does not reflect the present status or condition of title and is not a commitment to insure the estate or interest or to provide any affirmative coverage shown herein. Any commitment must be an expressly written undertaking issued on the appropriate forms of the Company. This Pro Forma Policy solely indicates the form and content of the Policy which the Company may issue if all necessary documents are furnished, all acts are performed, and all requirements set forth in the title commitment covering this property (or that may be required by underwriting) are met to the satisfaction of the Company.

ALTA 28.1 ENCROACHMENTS-BOUNDARIES AND EASEMENTS ENDORSEMENT (07-01-2021)
THIS ENDORSEMENT IS ISSUED AS PART OF POLICY NUMBER PROFORMA

ISSUED BY
STEWART TITLE GUARANTY COMPANY

File No.: 23000500115 Premium:

1. The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.
2. For purposes of this endorsement only, "Improvement" means an existing building, located on either the Land or adjoining land at the Date of Policy and that by law constitutes real property.
3. The Company insures against loss or damage sustained by the Insured by reason of:
   a. An encroachment of any Improvement located on the Land onto adjoining land or onto that portion of the Land subject to an easement, unless an exception in Schedule B of the policy identifies the encroachment;
   b. An encroachment of any Improvement located on adjoining land onto the Land at the Date of Policy, unless an exception in Schedule B of the policy identifies the encroachment;
   c. Enforced removal of any Improvement located on the Land as a result of an encroachment by the Improvement onto any portion of the Land subject to any easement, in the event that the owners of the easement shall, for the purpose of exercising the right of use or maintenance of the easement, compel removal or relocation of the encroaching Improvement; or
   d. Enforced removal of any Improvement located on the Land that encroaches onto adjoining land.
4. Sections 3.c. and 3.d. of this endorsement do not insure against loss or damage and the Company will not pay costs, attorneys' fees, or expenses resulting from the following Exceptions, if any, listed in Schedule B: NONE.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: PROFORMA

Countersigned by:

Danielle C. Howell

Authorized Countersignature

Stewart Title Guaranty Company -
Commercial Services
5935 Carnegie Blvd, Suite 301
Charlotte, NC 28209
(888) 860-5554

STEWART TITLE GUARANTY COMPANY INCORPORATED 1908 TEXAS

Frederick H. Eppinger
President and CEO

David Hisey
Secretary

Endorsement Serial No. **PROFORMA**

Copyright 2021 American Land Title Association. All rights reserved.
The use of this Form (or any derivative thereof) is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.
File No. 23000500115 / Policy Number: PROFORMA
ALTA 28.1 Encroachments–Boundaries and Easements Endorsement OP (07-01-2021) PF
Page 1 of 1

ENDORSEMENT 39-06 POLICY AUTHENTICATION PROFORMA ATTACHED TO POLICY NUMBER PROFORMA ISSUED BY STEWART TITLE GUARANTY COMPANY File No.: 23000500115 Premium: When the policy is issued by the Company with a policy number and Date of Policy, the Company will not deny liability under the policy or any endorsements issued with the policy solely on the grounds that the policy or endorsements were issued electronically or lack signatures in accordance with the Conditions. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Date: PROFORMA Countersigned by: Stewart Title Guaranty Company - Commercial Services 5935 Carnegie Blvd, Suite 301 Charlotte, NC 28209 (888) 860-5554 Endorsement Serial No. PROFORMA This is a Pro Forma Policy, which provides no insurance coverage, furnished to or on behalf of the proposed insured. This pro forma does not reflect the present status or condition of title and is not a commitment to insure the estate or interest or to provide any affirmative coverage shown herein. Any commitment must be an expressly written undertaking issued on the appropriate forms of the Company. This Pro Forma Policy solely indicates the form and content of the Policy which the Company may issue if all necessary documents are furnished, all acts are performed, and all requirements set forth in the title commitment covering this property (or that may be required by underwriting) are met to the satisfaction of the Company. Copyright 2013 American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association. File No. 23000500115 ALTA Endorsement 39-06 Policy Authentication PROFORMA OP Adopted 4-02-13 Page 1 of 1

STG DELETION OF ARBITRATION CLAUSE IN OWNER’S POLICY ENDORSEMENT 2 ATTACHED TO POLICY NUMBER PROFORMA ISSUED BY STEWART TITLE GUARANTY COMPANY File No.: 23000500115 Premium: Any provisions in the Conditions of this policy referring to Arbitration are hereby deleted. This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements. Date: PROFORMA Countersigned by: Stewart Title Guaranty Company - Commercial Services 5935 Carnegie Blvd, Suite 301 Charlotte, NC 28209 (888) 860-5554 Endorsement PROFORMA This is a Pro Forma Policy, which provides no insurance coverage, furnished to or on behalf of the proposed insured. This pro forma does not reflect the present status or condition of title and is not a commitment to insure the estate or interest or to provide any affirmative coverage shown herein. Any commitment must be an expressly written undertaking issued on the appropriate forms of the Company. This Pro Forma Policy solely indicates the form and content of the Policy which the Company may issue if all necessary documents are furnished, all acts are performed, and all requirements set forth in the title commitment covering this property (or that may be required by underwriting) are met to the satisfaction of the Company. File No. 23000500115 Arbitration Deletion Endorsement OP PROFORMA Page 1 of 2

Serial No. This is a Pro Forma Policy, which provides no insurance coverage, furnished to or on behalf of the proposed insured. This pro forma does not reflect the present status or condition of title and is not a commitment to insure the estate or interest or to provide any affirmative coverage shown herein. Any commitment must be an expressly written undertaking issued on the appropriate forms of the Company. This Pro Forma Policy solely indicates the form and content of the Policy which the Company may issue if all necessary documents are furnished, all acts are performed, and all requirements set forth in the title commitment covering this property (or that may be required by underwriting) are met to the satisfaction of the Company. File No. 23000500115 Arbitration Deletion Endorsement OP PROFORMA Page 2 of 2

EXHIBIT H FORM OF RECIPROCAL EASEMENT AGREEMENT (Attached hereto.)

STATE OF SOUTH CAROLINA ) ) RECIPROCAL EASEMENT AGREEMENT COUNTY OF SPARTANBURG ) THIS RECIPROCAL EASEMENT AGREEMENT (this “Agreement”) is made as of November 9, 2023, by and between 300 JONES ROAD LLC (“Greenidge”) and SC 1 MINING SITE LLC (“NYDIG” and, together with Greenidge, each a “Party” and, collectively, the “Parties”). WHEREAS, Greenidge was the owner of an approximately 175.65 acre parcel of real property located in Spartanburg County, South Carolina, located at or about 300 Jones Road, Spartanburg, South Carolina and previously bearing Spartanburg County Tax Map Number 3-08-00-090.00 (128.09 acres) and 3-08-00-085.00 (47.56 acres) (collectively, “Parent Parcel”), which property is more particularly described on Exhibit “A” attached hereto and incorporated herein by reference; WHEREAS, Greenidge has subdivided the Parent Parcel and, as of the date of this Agreement, has sold to NYDIG that certain new parcel containing approximately 21.925 acres (“NYDIG Property”) which has been assigned Spartanburg County Tax Map Number 3-0-00-090.00 by the Spartanburg County GIS Department, and which property is more particularly described on Exhibit “B” attached hereto and incorporated herein by reference; WHEREAS, the approximately 150 acres remaining after the subdivision and sale of the NYDIG Property to NYDIG is referred to herein as the “Greenidge Property,” which property is now comprised of two separate parcels which have been assigned Spartanburg County Tax Map Numbers 3-08-00-085.00 and 3-08-00-085.01 by the Spartanburg County GIS Department, and which property is more particularly described on Exhibit “C” attached hereto and incorporated herein by reference; WHEREAS, in connection with NYDIG’s ownership, use and operation of the NYDIG Property, NYDIG requires Greenidge to grant certain easements over the Greenidge Property for vehicular and pedestrian access and for the installation, use and maintenance of utilities by and for the benefit of the NYDIG Property; WHEREAS, in connection with Greenidge’s ownership, use and operation of the Greenidge Property, Greendige requires NYDIG to grant certain easements over the NYDIG Property for vehicular and pedestrian access and for the installation, use and maintenance of utilities by and for the benefit of the Greenidge Property; and WHEREAS, the Parties desire to grant the utility easements and access easements to one another for the mutual benefit of the Parties. NOW, THEREFORE, the Parties, in consideration of TEN DOLLARS ($10.00) PAID IN HAND, the foregoing premises, the mutual easements and agreements herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do hereby execute and record this Agreement, the terms of which shall benefit, burden and run with the title to the Greenidge Property and the NYDIG Property (collectively, the “Property”) as follows:

1. Definitions. In addition to the terms defined above and other terms defined in other sections of this Agreement, the following words and phrases, when used in this Agreement, shall have the following specified meanings: a. “Owner” or “Owners” shall mean Greenidge and NYDIG and any and all successors or assigns of such persons as the owner or owners of fee simple title to all or any portion of the Property, but not including the holder of any lien or encumbrance on such real property. b. “Permittee” shall include any officer, director, employee, agent, contractor, customer, guest, visitor, invitee, licensee, assignee, tenant or concessionaire of an Owner, and shall further include any officer, director, employee, agent, contractor, customer, guest, visitor, invitee, licensee, assignee or concessionaire of any tenant. 2. Grant of Easements to NYDIG. a. NYDIG Utility Easement. Greenidge hereby grants, bargains, sells, conveys and releases to NYDIG, its successors and assigns, for the benefit of the NYDIG Property, a non- exclusive, perpetual, irrevocable, appurtenant and assignable easement for a commercial purpose on, over, under, upon and across the Greenidge Property for the provision of utilities (including water, drainage, sewer, telephone, gas, electrical, fiber optic, cable television, internet services and other utilities) to the NYDIG Property (the “NYDIG Utility Easement”) as, where and to the extent such utilities exist as of the date hereof, including, without limitation, those depicted on the easement exhibits attached hereto as Exhibit “D” (the “Utility Easement Exhibit”). The NYDIG Utility Easement shall be for the benefit of and shall run with the title to NYDIG Property. For the avoidance of doubt, it is the intention of the parties that the NYDIG Utility Easement permits and accommodates all existing utility lines and infrastructure serving the NYDIG Property that are existing as of the date hereof even if not specifically shown on the Utility Easement Exhibit, and includes, without limitation, any existing sanitary sewer infrastructure located on the Greenidge Property which is necessary to connect the NYDIG Property to public sewer service. b. NYDIG Access Easement. Greenidge hereby grants, bargains, sells, conveys and releases unto NYDIG, its successors and assigns, for the benefit of the NYDIG Property, a non- exclusive, perpetual, irrevocable, appurtenant and assignable easement for a commercial purpose on, over, under, upon and across the Greenidge Property in the location shown on the easement exhibit attached hereto as Exhibit “E” (the “Access Easement Exhibit”) as the “NYDIG Access Easement Area” for purposes of vehicular and pedestrian access, ingress and egress to and from the NYDIG Property and the public right of way of Jones Road (the “NYDIG Access Easement”). No fence or other structure shall be erected under, over, on, through, across or within the Greenidge Property which will interfere with the use of the NYDIG Access Easement, except on a temporary basis as reasonably necessary for the performance of maintenance or repair. The NYDIG Access Easement shall be for the benefit of and shall run with the title to the NYDIG Property. TOGETHER with all and singular, the rights, members, hereditaments and appurtenances to the said easements belonging or in anywise incident or appertaining.

TO HAVE AND TO HOLD, all and singular, the NYDIG Utility Easement and the NYDIG Access Easement unto NYDIG, its successors and assigns, forever. 3. Grant of Easements to Greenidge. a. Greenidge Utility Easement. NYDIG hereby grants, bargains, sells, conveys and releases to Greenidge, its successors and assigns, for the benefit of the Greenidge Property, a non- exclusive, perpetual, irrevocable, appurtenant and assignable easement for a commercial purpose on, over, under, upon and across the NYDIG Property for the provision of utilities (including water, drainage, sewer, telephone, gas, electrical, fiber optic, cable television, internet services and other utilities) to the Greenidge Property (the “Greenidge Utility Easement”) as, where and to the extent such utilities exist as of the date hereof, including, without limitation, those depicted on the Utility Easement Exhibit. The Greenidge Utility Easement shall be for the benefit of and shall run with the title to Greenidge Property. For the avoidance of doubt, it is the intention of the parties that the Greenidge Utility Easement permits and accommodates all existing utility lines and infrastructure serving the Greenidge Property that are existing as of the date hereof even if not specifically shown on the Utility Easement Exhibit, and includes, without limitation, any existing sanitary sewer infrastructure located on the NYDIG Property which is necessary to connect the Greenidge Property to public sewer service. b. Greenidge Access Easement. NYDIG hereby grants, bargains, sells, conveys and releases unto Greenidge, its successors and assigns, for the benefit of the Greenidge Property, a non-exclusive, perpetual, irrevocable, appurtenant and assignable easement for a commercial purpose on, over, under, upon and across the NYDIG Property in the location shown on the Access Easement Exhibit as the “Greenidge Access Easement Area” for purposes vehicular and pedestrian access, ingress and egress to and from the Greenidge Property and the public right of way of Jones Road (the “Greenidge Access Easement”). No fence or other structure shall be erected under, over, on, through, across or within the NYDIG Property which will interfere with the use of the Greenidge Access Easement, except on a temporary basis as reasonably necessary for the performance of maintenance or repair. The Greenidge Access Easement shall be for the benefit of and shall run with the title to the Greenidge Property. TOGETHER with all and singular, the rights, members, hereditaments and appurtenances to the said easements belonging or in anywise incident or appertaining. TO HAVE AND TO HOLD, all and singular, the Greenidge Utility Easement and Greenidge Access Easement unto Greenidge, its successors and assigns, forever. 4. Maintenance and Repair. a. Utility Facilities. Each Owner shall be responsible for the maintenance and repair of its own Property including any cost associated with the repair or maintenance of utility lines, facilities, equipment, structures, improvements, and other infrastructure (including, without limitation, drainage lines and ponds) (hereinafter, “Utility Facilities”) located on such Owner’s Property, to the extent such maintenance and repairs are not the responsibility of the applicable Utility (as defined below). Such maintenance obligation, provided the same is not the responsibility of the applicable Utility, shall include, without limitation, maintaining such Utility Facilities in a safe and secure condition and making all repairs, replacements and improvements reasonably necessary to maintain uninterrupted service of the applicable utility. Notwithstanding the foregoing, all actual, reasonable, out- of-pocket costs and expenses incurred by an Owner in performing maintenance or repairs on such Owner’s Property to the extent such maintenance or repairs arise from the negligence, intentional misconduct or breach of this Agreement by another Owner or another Owner’s Permittees shall be reimbursed by such other Owner within thirty (30) days following delivery of written demand therefor together with reasonable proof (including, without limitation, invoices) establishing such costs and expenses. b. Driveways. Each Owner shall be responsible for the maintenance and repair of driveways located on such Owner’s Property within an Access Easement Area described in Section 3, above. Such maintenance obligation shall include, without limitation, maintaining such driveways in reasonably good condition and making all repairs, replacements and improvements reasonably necessary to maintain the use of such driveways. Notwithstanding the foregoing, all actual, reasonable, out-of-pocket costs and expenses incurred by an Owner in performing maintenance or repairs on such Owner’s Property to the extent such maintenance or repairs arise from the negligence, intentional misconduct or breach of this Agreement by another Owner or another Owner’s Permittees shall be reimbursed by such other Owner within thirty (30) days following delivery of written demand therefor together with reasonable proof (including, without limitation, invoices) establishing such costs and expenses. 5. Use of Water Line. The parties acknowledge that water service for both the Greenidge Property and the NYDIG Property is provided by Spartanburg Water System (“SWS”). Existing water lines connect to the public water main located on Jones Road (a public right of way) and cross the Greenidge Property and the NYDIG Property. Without limiting any other provision of this Agreement, each Owner hereby covenants and agrees that it will take no action to prevent, diminish or disrupt water service to another Owner’s portion of the Property, including in connection with dedicated fire suppression services to any and all improvements located on the Property. Each party will maintain and repair the private water lines, equipment and infrastructure (collectively, “Water Lines”) located on such party’s portion of the Property at such party’s own cost and expense in accordance with the provisions of this Agreement until such time, if ever, as the Water Lines are dedicated to SWS or another governmental or quasi- governmental agency or utility having jurisdiction over the Property. 6. Dedication. The Owners shall use commercially reasonable efforts to cooperate with one another and with any governmental or quasi-governmental agency or public or private utility provider (in each instance, generally, a “Utility”) to dedicate Utility Facilities to the applicable Utility and to grant the Utility a reasonably customary utility easement over each Owner’s portion of the Property to permit the Utility access to the Property to maintain, repair and replace such dedicated Utility Facilities. Each Owner hereby agrees to execute and deliver such documents, agreements and plats as may be reasonably required by the applicable Utility with respect to any such dedication or easement. 7. Relocation of Easements.

a. Utilities. Notwithstanding the foregoing, subject to the provisions of this Section 7, and in connection with the future development of the Property, each Owner reserves the right to relocate existing Utility Facilities located on such Owner’s Property and to construct and install alternative Utility Facilities and to relocate the other Owner’s Utility Easement related to such Utility Facilities to correspond to the relocated or alternative Utility Facilities. Any relocation of existing Utility Facilities on its Property by an Owner shall be subject to the following terms and conditions: i. Any proposed relocation of Utility Facilities that is not necessary due solely to the expansion or renovation of existing buildings shall be subject to prior written approval by the other Owner, which approval shall not be unreasonably withheld, conditioned or delayed provided the other terms of this Agreement are met. The Owner proposing such relocation must provide at least sixty (60) days’ prior written notice to the other Owner prior to commencement of the proposed relocation work, together with plans and schedule for the proposed relocation, evidence of the applicable Utility’s approval of such plans as required by Section 7.a.ii., below, and such other information as may be reasonably requested by such other Owner. ii. Plans for the proposed relocation must be pre-approved by the applicable Utility and satisfy any other local, state or federal governmental or quasi-governmental agency or public or private utility requirements imposed on each Owner, including any and all requirements related to the availability and operability of any fire suppression system. iii. The Owner proposing to relocate Utility Facilities as set forth in this Section shall bear all costs associated with the permitting, approval, relocation, construction and completion of the Utility Facilities being relocated (including, without limitation, costs associated with amending this Agreement); provided, however, that if the other Owner requests a relocation or if the applicable Utility requires a relocation or construction of alternative Utility Facilities, then the Owners shall each bear an equitable portion of the costs of such relocation or construction based on the need for the relocation or construction and each Owner’s relative use of the relocated or constructed Utility Facilities. iv. Any interruption in service or diminished service capacity to an Owner’s Property (including, without limitation, the business operations located on such Owner’s Property) in connection with any relocation of existing utilities is prohibited unless pre-approved in writing by the affected Owner and, if so approved, shall occur only during such specific days and/or time periods during which such interruption or diminished service has been approved. Greenidge acknowledges and agrees that NYDIG’s business operations on the NYDIG Property operate on a 24-7 basis and any unapproved and/or unscheduled interruption or downtime will result in significant financial impact to NYDIG and/or its Permittees. v. All relocation work shall be performed promptly with reasonable diligence to completion, in a good and workmanlike manner and in compliance with all applicable law (including, without limitation, receipt of all proper permits). vi. The Owner performing such relocation shall maintain accurate records of the work performed, including, without limitation, accurate drawings and plans, and upon completion of the relocation work, this Agreement shall be amended to reflect the new location of the relevant Utility Facilities and corresponding easement area(s). vii. In no event shall an Owner’s other rights under this Agreement (for example, access) be adversely affected by the relocation of Utility Facilities. b. Existing Driveway on Greenidge Property. In connection with future development of the Greenidge Property, Greenidge hereby reserves the right to relocate the driveway within the NYDIG Access Easement Area and to construct and install an alternative driveway or driveways and to relocate the NYDIG Access Easement to correspond to the relocated or alternative driveway. If relocated, upon completion of the relocation work, this Agreement shall be amended to reflect the new location of the driveway and NYDIG Access Easement. Notwithstanding the foregoing, Greenidge agrees to provide the Owner of the NYDIG Property with at least thirty (30) days’ advance written notice of the proposed relocation of the NYDIG Access Easement together with plans showing the proposed new location of the relocated driveway. Other than temporary disruption to access as reasonably necessary in connection with construction of the new driveway(s), such alternative driveway construction and relocation will not unreasonably impair NYDIG’s use of the NYDIG Access Easement. Greenidge shall bear all costs associated with the relocation or construction of such new driveway(s) on the Greenidge Property. In no event shall NYDIG’s other rights under this Agreement be adversely affected by any such driveway relocation. 8. Default; Remedies. a. In the event of any violation or threatened violation by any Owner (a “Defaulting Party”) of any of the provisions of this Agreement, each non-defaulting Owner (a “Non-Defaulting Party”) shall have the right to seek and pursue any and all rights and remedies available at law and/or in equity, including, but not limited to, the right to enjoin such violation or threatened violation and collect damages in a court of competent jurisdiction; provided, however, such damages remedy shall be limited to actual damages only and shall exclude (and no party shall be entitled to) punitive, speculative or consequential damages. Prior to the commencement of any such action, and except as may otherwise be provided in Section 8.b. below or elsewhere in this Agreement to the contrary, thirty (30) days prior written notice of the violation will be given to the Defaulting Party. b. In the event any Owner fails to perform any of the provisions of this Agreement, any Non- Defaulting Party will have the right, without being obligated to do so, to enter upon Defaulting Party’s Property and the improvements of such Defaulting Party and perform the obligations of the Defaulting Party hereunder; provided, however, that written notice of such intention, specifying the nature of the alleged default and the actions to be performed, has been given to the Defaulting Party not less than thirty (30) days prior to the commencement of such action or not less than twenty-four (24) hours prior to such commencement if, in the reasonable judgment of the Non-Defaulting Party giving notice, such default is of an emergency nature. During such thirty (30) day or twenty-four (24) hour period, as the case may be, the Defaulting Party will have the right to perform or commence performance of action appropriate to remedy such default, and provided such action is diligently carried to completion, the right of such other Non-Defaulting Party to perform the obligation of the Defaulting Party will terminate. If a Non-Defaulting Party elects to perform the action to have been performed by a Defaulting Party, on completion of such action, or from time to time, if the action is of a continuing nature, the Defaulting Party shall pay or reimburse the Non-Defaulting Party performing such action for the costs and expenses thereof within seven (7) days after receipt of the Non-Defaulting Party’s written demand for same (any such written demand being referred to herein as a “Default Reimbursement Notice”), together with an itemized statement of such costs and expenses. Any amount due to the Non-Defaulting Party under the terms of this Section 8.b. which is not paid within said seven (7) day period shall bear interest at the rate of twelve percent (12%) per annum from the date of such Default Reimbursement Notice until paid in full. The Non-Defaulting Party may bring an action at law or in equity against the Defaulting Party for any amounts due under the terms of this Section 8.b., and interest, late payment fees, costs and reasonable attorney’s fees of such action shall be added to the amount due. c. If performance of any action by any Owner is prevented or delayed by an act of God, war, terrorism, labor disputes, shortage of materials or supplies or other causes beyond the reasonable control of such Owner (it being agreed that the financial inability of any party to perform any obligation shall never be deemed an event beyond its reasonable control), the time for performance of such action will extended for the period that such action is delayed or prevented by such cause. d. No breach of this Agreement will entitle any Owner to cancel, rescind or otherwise terminate this Agreement. The foregoing limitation will not affect, in any manner, any other right or remedy which any Owner might have by reason of any breach of this Agreement. e. All rights and remedies of a party herein shall be cumulative and the exercise of one right or remedy shall not be deemed to be an election of remedies to the exclusion of the exercise of other rights and remedies. No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of time for performance of any other obligation or act. f. In the event that any Owner shall bring an action to enforce the terms hereof or to declare rights hereunder, the prevailing Owner in any such action shall be entitled to its court costs and reasonable attorneys' fees to be paid by the non-prevailing Owner as fixed by the court of appropriate jurisdiction, including reasonable attorneys’ fees and court costs incurred in courts of original jurisdiction, bankruptcy courts, or appellate courts. 9. Appurtenant; Successors and Assigns. This Agreement and the Easements granted hereby shall be appurtenant to and constitute a covenant running with the land and title to the Property and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

10. Subordination. Each Owner shall use its commercially reasonable efforts to obtain and record a subordination of all mortgages or other liens affecting title to their portion of the Property in favor this Agreement to the extent such mortgages or other liens exist of record as of the Effective Date. Each Owner warrants and represents that no liens or mortgages encumber their portion of the Property, as applicable, other than those reflected on such subordination(s). Any mortgages, deeds to secure debt or similar security instruments (any such instrument, a “Mortgage”) encumbering all or any portion of the Property will be subordinate to the terms of this Agreement and any party foreclosing any such Mortgage or acquiring title by deed in lieu of foreclosure will acquire title subject to all of the terms and provisions of this Agreement. 11. Waiver. No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of time for performance of any other obligation or act. 12. No Merger of Easements. No present or future common ownership of the Property shall be deemed a merger which would have the legal effect of extinguishing the easements created by this Agreement. The easements created hereby shall continue in effect despite any present or future common ownership of the servient and dominant estates unless and until terminated or otherwise modified as provided herein. 13. Amendment. This Agreement may not be modified or amended, in whole or in part, except by the written consent of the owner of the property impacted by such amendment and as evidenced by an amendment to this Agreement that has been fully executed and acknowledged and recorded in the office of the Register of Deeds for Spartanburg County, South Carolina. 14. Entire Agreement. This Agreement contains the entire agreement and understanding by and between the Parties and no representations, promises, agreements, or understandings, written or oral, relating thereto and not contained herein shall be of any force or effect. If any term, covenant or condition of this Agreement or the application thereof to either party shall be held to be invalid or unenforceable, then the remaining terms, covenants and conditions of this Agreement shall not be affected, and shall be enforceable to the fullest extent permitted by law. 15. Governing Law. This instrument shall be governed by the laws of the State of South Carolina. 16. Counterparts. The Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute the same instrument. 17. Further Assurances. The Parties agree to do and take further and additional acts and actions and execute, acknowledge and deliver such further additional documents, instruments and writings which are not specifically referenced in this Agreement as may be reasonably necessary for the purpose of fully effectuating the provisions of this Agreement. 18. Time of Essence. TIME IS OF THE ESSENCE as to this Agreement and all obligations hereunder. Unless other specified herein, all references to “day” or “days” in this Agreement will mean a calendar day or calendar days. In the computation of any period of time provided for in this Agreement or by law, the day of the act or event from which the period of time runs shall be excluded, and the last day of such period shall be included, unless it is a Saturday, Sunday, or legal holiday, in which case the period shall be deemed to run until the end of the next day which is not a Saturday, Sunday or legal holiday. 19. No Partnership. The provisions of this Agreement are not intended to create, and shall not be interpreted to create, a joint venture, a partnership or any similar relationship between the parties. 20. Private Agreements; No Dedication to Public. The easements hereby established are private easements, and nothing herein shall be construed to create easements in favor of the general public and nothing herein shall be deemed to constitute a gift, grant or dedication of any portion of the Property to the general public or for any public purpose whatsoever, it being the intention of the Owners and the other parties hereto that except as otherwise expressly set forth herein, this Agreement will be strictly limited to the private use of the Owners and their respective Permittees; provided, however, that such rights shall be subject to the terms of this Agreement. 21. Notices. All notices, demands and requests which may be given or which are required to be given by any party to another under this Agreement shall be in writing and shall be deemed effective: (a) immediately when personally delivered to the intended recipient; (b) three (3) business days after having been sent, by certified or registered mail, return receipt requested, postage paid, addressed to the intended recipient; or (c) at noon of the business day next following after such notice, demand or request has been deposited into the custody of a nationally recognized overnight delivery service, for next business day delivery, delivery charges prepaid, addressed to such party as required herein. Any notice, demand or request sent as required by this section and refused by recipient shall be deemed delivered as of the date of such refusal. The notice address for each Owner shall be the address maintained for such Owner at the office of the Spartanburg County Tax Assessor for delivery of ad valorem tax statements with respect to such Owner’s portion of the Property. 22. Authority. Each individual and entity executing this Agreement hereby represents and warrants that he, she or it has the capacity set forth on the signature pages hereof with full power and authority to bind the party on whose behalf he, she or it is executing this Agreement to the terms hereof. [Remainder of page left intentionally blank]

[Signature Page – Reciprocal Easement Agreement] IN WITNESS WHEREOF, the parties below have caused this Agreement to be executed as of the day and year first above written. WITNESSES: Print Name: Print Name: GREENIDGE: 300 JONES ROAD LLC By: Name: Dale Irwin Title: President STATE OF ______________________ ) ) ACKNOWLEDGMENT COUNTY OF ____________________ ) I, , the undersigned Notary Public, do hereby certify that Dale Irwin, the President of 300 JONES ROAD LLC, personally appeared before me this day and acknowledged the due execution of the foregoing instrument. This _____ day of November, 2023. Notary Public for the State of _______________ Print Name: My Commission Expires: [AFFIX NOTARY SEAL]

[Signature Page – Reciprocal Easement Agreement] IN WITNESS WHEREOF, the parties below have caused this Agreement to be executed as of the day and year first above written. WITNESSES: NYDIG: SC 1 MINING SITE LLC Witness #1 Name Witness #1 Signature By: Name: Trevor Smyth Title: Authorized Person Witness #2 Name Witness #2 Signature ACKNOWLEDGEMENT STATE OF ___________ ) COUNTY OF ____________ ) The foregoing written instrument was acknowledged before me this _____ day of November, 2023, by Trevor Smyth, the Authorized Person of SC 1 MINING SITE LLC, on behalf of the company. Notary Public State of My commission expires: [AFFIX SEAL OR STAMP]

EXHIBIT “A” Legal Description of Parent Parcel Tract 1 All that lot, piece or parcel of land lying and being in Spartanburg County, South Carolina, located on a County Road four miles Northeast of Spartanburg and more particularly describes as follows: Beginning at a new nail and cap in the center of a County Road; thence with the center of said road N. 79°52’ E. 355.4 feet to a new nail and cap; thence S. 84°32’ E. 149.1 feet to a new nail and cap; thence S. 57°51’ W. 102.6 feet to a new nail and cap; thence S. 56°26’ E. 153.2 feet to a new nail and cap; thence S. 60°23’ E. 208.7 feet to a new nail and cap; thence S. 70°54’ E. 29.0 feet to a new nail and cap; thence N. 81°26’ W. 130.6 feet to an old iron pin; thence S. 50°41’ E. 121.7 feet to an old iron pin; thence S. 23°30’ W. 1486.3 feet to an iron pin; thence N. 88°08’ W. 229.9 feet to an iron pin; thence S. 46°28’ W. 329.8 feet to a old iron pin; thence N. 35°00’ W. 391.7 feet to an iron pin; thence N. 14°42 ’ E. 1575.1 feet through a new iron pin at 1550.1 feet to the beginning corner as shown upon a plat of survey for R. R. Donnelley & Sons Company, made by Neil R. Phillips, RLS, dated March 7, 1979, recorded in the Register of Deeds for Spartanburg County in Plat Book 83 Page 5 and to which reference is made in aid of description, and consisting of 32.69 acres, more or less. Tax No.: 3-08-00-085.00 (a portion of) Tract 2 All that certain tract, piece or parcel of land lying and being in Spartanburg County, South Carolina, located four miles Northeast of Spartanburg and being more particularly describes as containing 15.62 acres, more or less, as follows: Beginning at an iron pin at the common corner with Phillip S. Cecil, Jr. and Holston Land Co., Inc; thence N. 5°51’ W. 774.3 feet to an old iron pin; thence N. 72°42’ E. 479.8 feet to an old iron pin; thence N. 28°36’ E. 190.1 feet to an old iron pin; thence N. 58°31’ E. 547.1 feet to a new iron pin; thence S. 35°00’ E. 391.7 feet to an old iron pin; thence S. 48°02’ W. 1562.3 feet to an old iron pin, the beginning corner as shown upon a plat of survey for R. R. Donnelley & Sons Company, made by Neil R. Phillips, RLS, dated March 13, 1979, recorded in the Register of Deeds for Spartanburg County in Plat Book 83 Page 6 and to which reference is made in aid of description. Tax No.: 3-08-00-085.00 (a portion of) Tract 3 All that certain lot or tract of land lying in School District No.3, Spartanburg County, South Carolina, on the South side of Jones Road and on the Northwest side of Clinch field Railroad Company, containing 138.66 acres, more or less, and being more particularly shown and described as Tract C on a plat of survey for R. R. Donnelley & Sons Company by Neil R. Phillips, Surveyor, dated March 16, 1979, and recorded in Plat Book 83 Page 180 RMC Office for Spartanburg County. Reference is specifically made to said plat and the record thereof for a complete and detailed description of the property hereby conveyed, and the courses, distances, metes and bounds as shown on said plat are incorporated herein by reference. Tax No.: 3-08-00-090.00 (a portion of)

Tract 4 All that certain lot or parcel of land in School District No.3, Spartanburg County, South Carolina, lying on the South side of Jones road and adjoining property being conveyed simultaneously herewith by Holston Land Company, Incorporated to R. R. Donnelley & Sons Company, containing 28/100ths of an acre, more or less, and being more particularly shown and described on the attached plat of a survey for Holston Land Company, Incorporated, by Neil R. Phillips, dated March 19, 1979, recorded in the Register of Deeds for Spartanburg County in Plat Book 83 Page 206 and to which reference is made in aid of description. Tax No.: 3-08-00-090.00 (a portion of) Tract 5 All that lot, piece or parcel of land located in Spartanburg County, State of South Carolina shown and designated as Lot B on a plat of survey prepared for “Donnelley & Sons, et al” by Neil R. Phillips, RLS, dated September 4, 1979 and recorded in Plat Book 84 at Page 139 in the Register of Deeds for Spartanburg County to which reference is made for a more perfect description. Tax No.: 3-08-00-090.00 (a portion of) Less and Excepting: 1. All that certain tract, piece or parcel of land containing 1.73 acres conveyed to Shirley M. Tillotson by R. R. Donnelley & Sons Company by Deed recorded in the RMC Office for Spartanburg County in Deed Book 46X at Page 278. (FROM TRACT 3) 2. All that certain tract, piece or parcel of land containing 0.35 acres conveyed to South Carolina Department of Highway and Transportation by R. R. Donnelley & Sons Company by Deed recorded in the RMC Office for Spartanburg County in Deed Book 59-F at Page 946. (FROM TRACT 2) 3. All that certain tract, piece or parcel of land containing 9.60 acres conveyed to Piedmont Metal Fabrication, Inc., by deed recorded in the Register of Deeds for Spartanburg County in Deed Book 68-K page 693, shown on plat recorded in Plat Book 142 Page 330. (FROM TRACT 3)

EXHIBIT “B” Legal Description of NYDIG Property All that certain tract, piece or parcel of land lying and being in Spartanburg County, South Carolina, and more particularly described as 21.925-acre parcel shown on a plat entitled “BOUNDARY AND RE- COMBINATION SURVEY” made by Steven G. Branyon PLS No. 22741, of Branyon Land Surveying, LLC, dated September 26, 2023, recorded on October 19, 2023 in Plat Book 184 Page 314 in the Register of Deeds for Spartanburg County, South Carolina, and re-recorded on November 8, 2023 in Plat Book 184 Page 427 in the Register of Deeds for Spartanburg County, South Carolina. Said property having such size, shape, location, buttings, boundings, courses and distances as by reference to said plat will more fully appear. TMS#: 3-08-00-090.00

EXHIBIT “C” Legal Description of Greenidge Property ALL those certain pieces, parcels or tracts of land, with the improvements thereon, situate, lying and being in Spartanburg County, South Carolina, containing 14.446 acres, more or less, with respect to one such parcel and 137.220 acres, more or less, with respect to the other such parcel, each shown on a plat entitled “BOUNDARY AND RE-COMBINATION SURVEY” made by Steven G. Branyon PLS No. 22741, of Branyon Land Surveying, LLC, dated September 26, 2023, recorded on October 19, 2023 in Plat Book 184 Page 314 in the Register of Deeds for Spartanburg County, South Carolina, and re-recorded on November 8, 2023 in Plat Book 184 Page 427 in the Register of Deeds for Spartanburg County, South Carolina. Said property having such size, shape, location, buttings, boundings, courses and distances as by reference to said plat will more fully appear.

EXHIBIT J

FORM OF MORTGAGE RELEASE

After Recording Return to:

Sidley Austin LLP
1001 Brickell Bay Drive, Suite 900
Miami, FL 33131
Attn: Katherine Medianik, Esq.

Cross-Reference:

Mtg Book 6400, Pages 403-422 (Original Mortgage)
Mtg Book 6476, Pages 121-127 (First Modification)
Mtg Book 6547, Pages 749-755 (Second Modification)
Mtg Book 6613, Pages 964-969 (Assignment)
Mtg Book 6613, Pages 682-690 (Confirmation of Collateral)

STATE OF SOUTH CAROLINA	)	MORTGAGE SATISFACTION PURSUANT TO
	)	SECTION 29-3-330(B)(3) OF THE SOUTH
COUNTY OF SPARTANBURG	)	CAROLINA CODE OF LAWS, 1976

The undersigned, being the mortgagee of record, certifies:

The debt secured by that certain Hypothecated Mortgage, Assignment of Rents and Security Agreement, dated April 27, 2022 and recorded in the Office of the Register of Deeds for Spartanburg County, State of South Carolina (the "Spartanburg ROD") on June 8, 2022 in Mtg Book 6400, Pages 403-422, as amended by that certain Modification of Hypothecated Mortgage, Assignment of Rents and Security Agreement, dated September 27, 2022 and recorded in the Spartanburg ROD on October 12, 2022 in Mtg Book 6476, Pages 121-127, as further amended by that certain Second Modification of Hypothecated Mortgage, Assignment of Rents and Security Agreement, dated February 27, 2023 and recorded in the Spartanburg ROD on March 17, 2023 in Mtg Book 6547, Pages 749-755, as assigned pursuant to that certain Mortgage Assignment, dated July 20, 2023 and recorded in the Spartanburg ROD on July 27, 2023 in Mtg Book 6613, Pages 964-969, and as further affected by that certain Confirmation of Collateral Secured by Hypothecated Mortgage, Assignment of Rents and Security Agreement, dated August 17, 2023 and recorded in the Spartanburg ROD on August 30, 2023, is:

[ ] paid in full and the lien of the foregoing instrument has been released; or

[X] the lien of the foregoing instrument has been released.

Original mortgagor: 300 Jones Road LLC, a Delaware limited liability company

The Spartanburg ROD may enter this cancellation into record.

Under penalties of perjury, I declare that I have examined this affidavit this ______ day of November, 2023, and, to the best of my knowledge and belief, it is true, correct, and complete.

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Exhibit J – Page 1

REAL ESTATE PURCHASE AND SALE AGREEMENT
SPARTANBURG, SOUTH CAROLINA

IN WITNESS WHEREOF, my/our hand this ______ day of November, 2023. WITNESSES: MORTGAGEE: NYDIG ABL LLC, a Delaware limited liability company Witness #1 Name Witness #1 Signature By: Name: John Vitha Title: Authorized Person Witness #2 Name Witness #2 Signature ACKNOWLEDGEMENT STATE OF ___________ ) COUNTY OF ____________ ) The foregoing written instrument was acknowledged before me this _____ day of November, 2023, by John Vitha, the Authorized Person of NYDIG ABL LLC, on behalf of the company. Notary Public State of My commission expires: [AFFIX SEAL OR STAMP]

Annex I – Page 1 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA ANNEX I DEFINED TERMS All capitalized terms used and not defined in this Agreement or this Annex shall have the respective meanings given to such terms in the APA. “Agreement” shall have the meaning set forth in the preamble. “APA” shall have the meaning set forth in the recitals. “ASIC” means application-specific integrated circuit miner. “ALTA Survey” shall have the meaning set forth in Section 6.1.7.1. “Bill of Sale” shall have the meaning set forth in Section 5.2.2. “Change Order” means any necessary or reasonable changes with respect to work contemplated by the Master Construction Plan and Schedule to be made in the ordinary course of constructing the Project. “Closing Date” shall have the meaning set forth in the introductory paragraph. “Completion”, “Complete” or variations thereof means all of the requirements set forth in Annex IV have either been satisfied or have been waived by Purchaser in writing. “Construction” means the construction of the Project on the Subject Land in accordance with the Construction Standard. “Construction Standard” shall have the meaning set forth in Section 6.1.10.1. “Contractor” means any contractor, subcontractor, materialmen, engineer or design professional for the design, development, construction, or equipping of the Project, or any part thereof. “Data Site” shall have the meaning set forth in Section 3.1. “Deed” means a deed in substantially the same form as the form attached hereto as Exhibit F. “Environmental Laws” means the Resource Conservation and Recovery Act (RCRA), 42 U.S.C. Section 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), 42 U.S.C. Sections 9601 et seq., the Clean Water Act, 33 U.S.C. Section 1251 et seq., the Toxic Substances Control Act, the Clean Air Act, 42 U.S.C. Section 7401 et seq., the Safe Drinking Water Act 42 U.S.C. Section 300(f) et seq. and all other applicable state, county, municipal or administrative ordinances, rules, regulations, judgments and orders relating or pertaining to (i) the protection, preservation or reclamation of the environment or natural resources or (ii) the management, release and threatened release of Hazardous Materials.

Annex I – Page 2 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA “Facility” means all Improvements and Pods on the Land, including the cryptocurrency mining and processing facilities located on the Land. “FILOT” means that certain Fee in Lieu of Tax Agreement, dated as of March 21, 2022, between Spartanburg County, South Carolina and Property Seller Parent (as the same may be amended, supplemented or otherwise modified from time to time). “Fixtures” means all goods and items of tangible personal property that have become so related to the Land, Improvements or Pods that an interest in them arises under applicable real property law, except for the Excluded Liabilities. “General Assignment and Assumption Agreement” shall have the meaning set forth in Section 5.2.3. “Hazardous Materials” means any and all substances, wastes, materials, pollutants, contaminants, compounds, chemicals or elements which are defined or classified as a “hazardous substance,” “hazardous material,” “toxic substance,” “hazardous waste,” “pollutant,” “contaminant” or words of similar import under any Environmental Law, or which are otherwise identified and regulated under any Environmental Laws, including, but not limited to, all dibenzodioxins and dibenzofurans, polychlorinated biphenyls (PCBs), petroleum hydrocarbon, including crude oil or any derivative thereof, asbestos-containing materials in any form, and radon gas. “Improvements” means all improvements and fixtures on the Land, including all buildings located on and structures affixed to the Land (including, for the avoidance of doubt, the Facility), together with all rights of Property Seller in and to the rights, privileges and appurtenances pertaining thereto, except for the Excluded Liabilities. “Intangibles” means, collectively (x) all warranties and guaranties issued to Seller in connection with the Improvements, the Pods, the Fixtures, and Tangible Personal Property, including any issued in connection with the construction of the Project, (y) all permits, licenses, approvals and authorizations issued by any Governmental Authority to Seller in connection with the Facility or the Project, and (z) all plans, drawings, reports, test results, environmental assessments, surveys, electrical infrastructure, internet infrastructure, networking infrastructure, and other items of intangible personal property relating to the construction, ownership or operation of the Facility or the Project, including any Project Record and Project Agreement, except for the Excluded Liabilities. “Issuing Insurer” shall have the meaning set forth in Section 6.1.6. “Land” means the Subject Land. “Master Construction Plan and Schedule” means the construction plans and specifications for the Construction of the Project identified on Annex II attached hereto. “Material Change” means any modification to the Construction that (i) involves use of materials, fixtures or equipment that are not at least of equivalent quality to that set forth in the Master Construction Plan and Schedule, (ii) affects or is reasonably likely to affect in any material

Annex I – Page 3 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA respect the architectural or structural design, layout or quality of the Project or any components thereof, (iii) affects or is reasonably likely to affect in any material respect a structural element, building system or the exterior of the Project or any component thereof, (iv) is inconsistent with the requirements of any Applicable Law, (v) would require the consent of any other Person that is not under the common control of Property Seller, or (vi) would prohibit or is reasonably likely to prohibit the use of the Project as a Bitcoin mining facility. “Neighbor Agreements” means any new easements, licenses or similar Contracts with owners of properties intended to facilitate Construction and/or the Subdivision that are approved by Purchaser by prior written notice to Seller and then fully executed prior to Closing. “New Exceptions” means any new title or survey matter or exception that is not a Permitted Exception. “NYDIG” means NYDIG ABL LLC, a Delaware limited liability company. “NYDIG Site Visit Date” has the meaning set forth in the recitals. “Official Records” shall mean the Register of Deeds for Spartanburg County, South Carolina. “Owner’s Title Proforma” shall have the meaning set forth in Section 4.1. “Party” and “Parties” shall have the respective meanings set forth in the preamble. “Permitted Exceptions” means the Schedule B title exceptions shown on the Owner’s Title Proforma, the Reciprocal Easement Agreement, and any mechanics’ or materialmen’s lien arising from inspections of the Land and Improvements contracted by Purchaser or any of its Affiliates. “Personal Property” means, collectively, (i) the Tangible Personal Property, and (ii) the Intangibles. “Pod” shall mean a Bitcoin mining pod or container on the Subject Land. “Post-Closing Tax Period” shall have the meaning set forth in Section 5.5.1.1. “Pre-Closing Tax Period” shall have the meaning set forth in Section 5.5.1.1. “Predivision Property” means, as the context may require, (i) the Total Property as a whole, and (ii) any portion of the Total Property prior to the Subdivision Date that constitutes the Real Property on or after the Subdivision Date. “Project” means the development and construction on the Subject Land of electrical infrastructure delivering at least 26 MW to twelve (12) or more Pods (in addition to the baseline 18 MW powering the Facility operating at the Subject Land prior to commencement of such development and construction), with each Pod capable of housing 720 Units, each energized, connected to the internet, and capable of operating at 95% of the installed hashrate under normal

Annex I – Page 4 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA operating conditions, all as more particularly described in the Master Construction Plan and Schedule. “Project Agreement” means any Contract to which any Seller Party is a party for the design, development, construction, or equipping of the Project, or any part thereof. “Project Costs” means all costs and expenses for the permitting, design and construction of the Project in accordance with the Construction Standard. “Project Record Control Date” shall have the meaning set forth in Section 6.1.10.4. “Project Record Conversion Date” shall have the meaning set forth in Section 6.1.10.4. “Project Records” shall have the meaning set forth in Section 6.1.10.4. “Property” means, collectively, (i) the Land, (ii) the Improvements, (iii) the Pods, (iv) the Fixtures, (v) the Tangible Personal Property, and (vi) the Intangibles, but excluding the Excluded Liabilities. “Property Contracts” means all contracts, agreements, equipment leases, purchase orders, maintenance, service, or utility contracts and similar contracts and which relate to the ownership, operation, maintenance, construction and/or repair of the Property (or any portion thereof) or that are otherwise binding on the owner of the Property; provided, that, any such contract, agreement, equipment lease, purchase order, maintenance, service, or utility contract or similar contract entered into prior to the Subdivision Date shall constitute a “Property Contract” if (x) it relates to the ownership, operation, maintenance, construction and/or repair of, or (y) it is otherwise binding on the owner of, in each case, the Total Property or any portion thereof that would constitute the Real Property on or after the Subdivision Date. “Property Seller” shall have the meaning set forth in the preamble. “Purchaser” shall have the meaning set forth in the preamble. “Real Property” means, collectively, (i) the Land, (ii) the Improvements, (iii) the Pods, and (iv) the Fixtures, but excluding the Excluded Liabilities. “Reciprocal Easement Agreement” means that certain reciprocal easement agreement in form and substance attached as Exhibit H hereto. “Remove”, “Removed” or “Removal” and other variations thereof shall mean, with respect to any matter, that Sellers cause the Title Company to remove and omit, at no cost to Purchaser, such matter as an exception to the Title Policy for the benefit of Purchaser. “Required Condition” shall have the meaning set forth in Section 6.1.7.2. “Seller Retained Land” means all of those certain tracts of land described on Exhibit A- 2, together with all rights of Seller in and to the easements, rights, privileges and appurtenances pertaining thereto, including the Excluded Liabilities.

Annex I – Page 5 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA “Seller Retained Property” means, collectively, the (i) Seller Retained Land, (ii) all improvements and fixtures on the Seller Retained Land, including all buildings, improvements and pods located on and structures affixed to the Seller Retained Land, together with all rights of Property Seller in and to the rights, privileges and appurtenances pertaining thereto, and (iii) all goods and items of tangible personal property that have become so related to the Seller Retained Land or the improvements described in the immediately preceding clause (ii) that an interest in them arises under applicable real property law, including the Excluded Liabilities. “Sellers” shall have the meaning set forth in the preamble. “Settlement Statement” shall have the meaning set forth in Section 5.4. “Subdivision” shall have the meaning set forth in Section 6.1.7.1. “Subdivision Date” shall have the meaning set forth in Section 6.1.7.1. “Subdivision Plat” shall have the meaning set forth in Section 6.1.7.1. “Subject Land” means all of those certain tracts of land described on Exhibit A-1, together with all rights of Property Seller in and to the easements, rights, privileges and appurtenances pertaining thereto, except for the Excluded Liabilities. “Tangible Personal Property” means all furniture, furnishings, fittings, equipment, transformers, electrical infrastructure, internet infrastructure, networking infrastructure, cellphone towers, power distribution units, vehicles and security assets, machinery, apparatus, appliances and other articles of tangible personal property located on the Land or in the Improvements or Pods as of the Closing Date, in each case, used or usable in connection with the ownership, occupation, operation, or maintenance of all or any portion of the Real Property, except for the Pods, the Fixtures and the Excluded Liabilities. “Title Commitment” shall have the meaning set forth in Section 4.1. “Title Company” means Stewart Title Guaranty Company, having an address of 5935 Carnegie Blvd, Suite 301, Charlotte, NC 28209. “Title Policy” shall have the meaning set forth in Section 4.1. “Total Land” means all of those certain tracts of land described on Exhibit A-2, together with all rights of Seller in and to the easements, rights, privileges and appurtenances pertaining thereto. “Total Property” means, collectively, the (i) Total Land, (ii) all improvements and fixtures on the Total Land, including all buildings, improvements and pods located on and structures affixed to the Total Land, together with all rights of Property Seller in and to the rights, privileges and appurtenances pertaining thereto, and (iii) all goods and items of tangible personal property that have become so related to the Total Land or the improvements described in the immediately preceding clause (ii) that an interest in them arises under applicable real property law.

Annex I – Page 6 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA “Transfer Forms” means (i) any and all forms, documents, statements, affidavits, certificates, disclosures, notices, and other instruments required to be executed and/or delivered by Property Seller and/or Purchaser pursuant to Applicable Law in connection with the consummation of the Transactions (including any sales tax or transfer tax forms and returns, transfer declarations and other similar disclosure forms or notices), and (ii) without in any way limiting the generality of the immediately preceding clause (i), Form I-295 (State of South Carolina, Department of Revenue) executed by Property Seller and indicating that Property Seller is a deemed resident of South Carolina. “Unit” means a Bitmain S19 Series ASIC.

Annex II – Page 1 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA ANNEX II MASTER CONSTRUCTION PLAN AND SCHEDULE Electronic Link to Master Construction Plans and Schedule, delivered in satisfaction of this Annex II by email from Christopher Dunlap of Zukerman Gore, counsel to Sellers, and addressed to Conor Gordon, Samuel Deddeh, Conner Collins and Keith Hayden Del Prete of Sidley Austin, counsel to NYDIG, at 11:15 A.M. Eastern Time on November 6, 2023.

Annex IV – Page 1 REAL ESTATE PURCHASE AND SALE AGREEMENT SPARTANBURG, SOUTH CAROLINA ANNEX IV COMPLETION Completion shall occur upon satisfaction of the following: 1. Sellers shall have completed the construction, commissioning, and testing of the Project in accordance with the Construction Standard; 2. all utilities necessary to serve the Improvements and Pods on the Subject Land for the Project and Purchaser’s intended use thereof in accordance with the TSA have been connected and are in operation; 3. all Project Costs in connection with the Project have been paid in full and closed out and unconditional lien waivers substantially in the statutory-required form from all Contractors with respect to all work performed and/or all materials supplied in connection with the Project have been delivered to Purchaser; 4. Sellers shall have delivered or caused delivery of the following: a. an AIA Form G704 (Certificate of Substantial Completion) executed by Property Seller Parent and an architect licensed in the State of South Carolina; and b. certificates of occupancy with respect to the Project. Seller Parties shall have delivered to Purchaser, to the extent received from applicable third parties, (A) copies of all operating manuals, warranties and other material documentation relating to the Project and any fixtures, furniture and equipment used in accordance therewith, (B) a final “as built” set of drawings of the Project, and (C) an “as built” survey of the Real Property.